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TABLE OF CONTENTS

As filed with the Securities and Exchange Commission on July 22, 2005

1933 Act File No. 333-121150
1940 Act File No. 811-21681

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2/A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.
and
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 1

Old Mutual/Claymore Long-Short Fund
(Exact Name of Registrant as Specified in Declaration of Trust)

c/o Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532-3622
(Address of Principal Executive Offices)
(Number, Street, City, State, Zip Code)

(630) 505-3700
(Registrant's Telephone Number, including Area Code)

Nicholas Dalmaso
c/o Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532-3622
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copy of Communications to:

David C. Sullivan, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Leonard Mackey, Esq. Clifford Chance LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

        If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

        It is proposed that this filing will become effective (check appropriate box)

        ☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Shares, par value $0.01	53,823 Shares	$20.00	$1,076,460	$126.70

(1)
Estimated solely for the purpose of calculating the registration fee.

(2)
Previously paid.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated July 25, 2005

P R O S P E C T U S

                         Shares
Old Mutual/Claymore Long-Short Fund
Common Shares
$20.00 per Share

                  The Fund is a newly organized, diversified, closed-end management investment company.

                  Investment Objectives.    The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

                  Portfolio Management Strategies.    The Fund will invest in a diversified portfolio of common stocks and other equity securities managed by Analytic Investors, Inc. ("Analytic" or the "Investment Sub-Adviser"). Analytic will use quantitative techniques to develop an equity portfolio for the Fund with a level of diversification and risk similar to that of the Standard and Poor's 500® Index (the "S&P 500 Index"), but which attempts to outperform the S&P 500 Index over full market cycles through individual security selection and other techniques. In addition to purchasing equity securities (i.e., taking long positions), Analytic attempts to identify stocks in the S&P 500 Index that it believes will underperform relative to the average stock in the universe and will sell the securities short on behalf of the Fund. Alternatively, Analytic may underweight these securities relative to the weights of securities in the S&P 500 Index. The Fund initially intends to take long equity positions equal to approximately 120% of the Fund's net assets and short equity positions equal to approximately 20% of net assets, although the Fund's long/short exposure is expected to vary over time based on Analytic's assessment of market conditions and other factors. Analytic may also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currency forward contracts and other assets.

                  The Fund will also opportunistically employ a strategy of writing (selling) call options on equity indexes and, to a lesser extent, individual securities held in the Fund's portfolio (the "Option Strategy"). The Fund initially intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options is expected to vary over time based on Analytic's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). To the extent used, the Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund's shareholders and to reduce overall portfolio risk.

(continued on following page)

                  Investing in the Fund's common shares involves risks that are described in the "Risks" section beginning on page 44 of this prospectus.

	Per Share	Total	(3)
Public offering price	$20.00	$
Sales load(1)	$.90	$
Estimated offering expenses(2)	$.04	$
Proceeds, after expenses, to the Fund	$19.06	$

(notes on following page)

                  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                  The common shares will be ready for delivery to purchasers on or about                        , 2005.

Merrill Lynch & Co.		A.G. Edwards
Raymond James	Wachovia Securities	Advest, Inc.
Robert W. Baird & Co.	Claymore Securities, Inc.	Ferris, Baker Watts Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.	KeyBanc Capital Markets	Legg Mason Wood Walker Incorporated
Oppenheimer & Co.	RBC Capital Markets	Ryan Beck & Co.
Stifel, Nicolaus & Company Incorporated		Wells Fargo Securities

The date of this prospectus is            , 2005.

(notes from previous page)

    (1)
    The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. Separately, Claymore Advisors, LLC has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters that meet certain sales targets established by Claymore Advisors, LLC. See "Underwriting."

    (2)
    Total expenses of the common share offering paid by the Fund (exclusive of the sales load) are estimated to be $            , which represents $.04 per common share issued. Claymore Advisors, LLC and Analytic have agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including the $.00667 partial reimbursement of expenses to the underwriters referred to in footnote (1)) in excess of $.04 per common share, such amount to be allocated between Claymore Advisors, LLC and Analytic as agreed to by such parties. See "Underwriting."

    (3)
    The underwriters may also purchase up to            additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $            , $            , $            and $            , respectively.

(continued from previous page)

        Investment Adviser and Investment Sub-Adviser.    Claymore Advisors, LLC (the "Investment Adviser") is the Fund's investment adviser. The Investment Adviser has retained Analytic as the Fund's Investment Sub-Adviser responsible for the day-to-day management of the Fund's portfolio.

        No Prior Trading History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value ("NAV"), which creates a risk of loss for investors purchasing shares in the initial public offering. The Fund has applied for listing of the common shares on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "OLA."

        Leverage and Borrowings.    Proceeds from the Fund's use of short sales will often be used to purchase long equity positions, which may result in a form of financial leverage. The Fund may also enter into various derivative transactions that may in some circumstances give rise to a form of financial leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund's total assets (including the proceeds of the leverage) at the time utilized. See "Risks—Leverage Risk."

        You should read this prospectus before deciding whether to invest. This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should retain the prospectus for future reference. As described below, additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. A Statement of Additional Information, dated                        , 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 69 of this prospectus. You may request a free copy of the Statement of Additional Information, or the Fund's annual or semi-annual reports to shareholders (when they become available), by writing to Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling the following toll-free number: (800) 345-7999. You may also call this toll-free number to request other information about the Fund or to make shareholder inquiries. The Fund's Statement of Additional Information and annual and semi-annual reports are also made available, free of charge, on the following website (http://www.claymore.com). You may also obtain the Fund's Statement of Additional Information, information incorporated by reference into the Fund's registration statement and other information regarding the Fund from the Securities and Exchange Commission's website (http://www.sec.gov).

        The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

PROSPECTUS SUMMARY

        This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund. See "Risks."

The Fund	Old Mutual/Claymore Long-Short Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."
The Offering
The Fund is offering common shares of beneficial interest, with a par value of $.01 per share, at $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The common shares of beneficial interest are called "Common Shares" in the rest of this prospectus. You must purchase at least 100 Common Shares ($2,000). The Fund has given the underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. Claymore Advisors, LLC and Analytic have agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including a $.00667 per Common Share partial reimbursement of expenses to the underwriters) in excess of $.04 per Common Share, such amount to be allocated between Claymore Advisors, LLC and Analytic as agreed to by such parties. See "Underwriting."
Investment Objectives and Strategies
Investment Objectives. The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

Portfolio Management Strategies. The Fund will pursue its investment objectives by investing in a diversified portfolio of common stocks and other equity securities selected by Analytic using its quantitative security selection techniques described below. In addition to purchasing equity securities (i.e., taking long positions), Analytic attempts to identify stocks in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P Index and will sell the securities short on behalf of the Fund. Alternatively, Analytic may underweight these securities relative to the weights of securities in the S&P 500 Index—i.e., by causing the Fund to hold a lower percentage of the security in its equity portfolio (based on net assets relative to other long positions held by the Fund) than the percentage weighting of the security in the S&P Index.

The Fund will also opportunistically employ a strategy of writing (selling) call options on equity indexes and, to a lesser extent, individual securities held in the Fund's portfolio (the "Option Strategy"). To the extent used, the Option Strategy attempts to enhance distributions payable to the Fund's shareholders and to reduce overall portfolio risk.

The Fund's Option Strategy and short-selling strategies are designed, in part, to reduce the overall volatility of the Fund's equity portfolio relative to the S&P 500 Index.

Analytic may also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currencies and other assets. The Fund may also employ a variety of other strategies involving short sales, call and put options, futures and forward contracts and other derivative instruments in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

Equity Securities Selection Techniques. Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security's intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic assembles a portfolio of equity securities that, in general, is nearly sector neutral relative to the S&P 500 Index in an attempt to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Sector neutral" means that a portfolio's exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic has designed its model and securities selection techniques in an attempt to outperform the S&P 500 Index over full market cycles. It should be noted, however, that the Option Strategy and short-selling strategies will limit the Fund's ability to benefit from the full upside potential of the S&P 500 Index and the Fund as a whole may significantly underperform the Index.

Under normal market circumstances, the Fund will hold at least 75 common stocks in its portfolio. Analytic begins the security selection process by ranking securities in the universe according to their expected relative return potential. It then uses a process called "portfolio optimization" to select a portfolio of securities that it believes will (i) maximize expected relative returns for the Fund, (ii) minimize expected volatility relative to the investment universe and (iii) diversify the portfolio broadly among individual issuers, industries and sectors. Analytic monitors the securities held by the Fund on an ongoing basis for significant changes in fundamental economic or other factors impacting the issuer as well as news and other developments (such as lawsuits or takeover bids). Analytic will consider selling a security the Fund holds when it believes that any of the original factors leading to its purchase have changed adversely, to manage risk within the portfolio or if it has identified a more attractive alternative, taking into account whether any anticipated incremental return from the sale exceeds the associated transaction costs.

Using the same quantitative techniques, Analytic will also attempt to identify common stocks that it believes will underperform relative to the average stock in the S&P 500 Index and will sell the securities short on behalf of the Fund. A "short sale" is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline or will underperform relative to other securities held in the portfolio. The Fund will ordinarily take short positions where it does not own or have the immediate right to acquire the security sold short at no additional cost. As an alternative to taking short positions on common stocks that are expected to underperform, Analytic may underweight these securities relative to the weights of securities in the S&P 500 Index.

The Fund initially intends to take long equity positions equal to approximately 120% of the Fund's net assets and short equity positions equal to approximately 20% of net assets, although the Fund's long/short exposure is expected to vary over time based on Analytic's assessment of market conditions and other factors. The Fund's long equity exposure is ordinarily expected to range from 110% to 125% and its short equity exposure from 10% to 70% of the Fund's net assets. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the Option Strategy, and may during these periods hold a substantial portion of the Fund's total assets in high quality short-term debt securities, cash or cash equivalents. See "Option Strategy" below. Analytic may also increase the Fund's short equity exposure when it believes that market conditions are particularly favorable for a long/short strategy, such as during periods of modest gains and moderate volatility in the equity markets. Analytic will attempt to maintain long and short positions such that the Fund's net long equity exposure (i.e., percentage long equity positions minus percentage short equity positions) does not exceed 100% of its net assets.

Option Strategy. The Fund will opportunistically employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund initially intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on Analytic's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

Call options are contracts representing the right to purchase either the current value of the underlying index or equity security at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market and generally reflects the relationship between the current value of the underlying index or equity security and the strike price, the volatility of the underlying index or security and the time remaining until the expiration date.

Analytic will actively manage the Fund's options positions using quantitative and statistical analysis that focuses on relative value and risk/return. Analytic will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund. The Fund may substantially reduce its use of written call options when Analytic's valuation model indicates a narrowing of options premiums in the marketplace and/or when Analytic believes that market conditions favor increasing the Fund's short equity exposure as described under "Equity Securities Selection Techniques" above.

The Fund intends to pursue the Option Strategy primarily by writing call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. Analytic may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund's obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single common stock. In addition, 60% of the gains or losses from certain equity index call options will be treated as long-term capital gains or losses for federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related "substantially similar" security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See "Tax Matters."

Analytic may cause the Fund to sell call options on "broad-based" equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

When using index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund's written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. See "Risks—Options Risk."

The Fund may write (sell) call options that are "at-the-money," "in-the-money" or "out-of-the-money." At-the-money call options are options with a strike price equal to the current cash value of the underlying equity index or market price of the underlying equity security. In-the-money call options are call options with a strike price below the current value of the underlying index or equity security. The Fund may write (sell) at-the-money and in-the-money call options to earn premiums as a defensive measure to protect against a possible decline in or volatility in the underlying index or equity security. Out-of-the-money call options are options with a strike price above the value of the underlying index or equity security. Out-of-the-money options will generally generate premiums for the Fund and will also allow the Fund to potentially benefit from appreciation up to the strike price of the option written. The Fund does not generally intend to write (sell) call options with exercise prices well below or well above the current value of the underlying index or equity security. When the value of the equity index or individual security upon which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the strike price of the option upon exercise or to sell the underlying security.

Listed option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) may be either "European-style" options, which may be exercised only during a specified period of time just prior to the expiration date, or "American-style" options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may also utilize unlisted (or "over-the-counter") options.

Analytic does not intend to write uncovered call options on behalf of the Fund. The Fund will "cover" its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions. The Fund's written call options on individual securities will be "covered" because the Fund will hold the underlying security in its portfolio throughout the term of the option.

Analytic may also write options on exchange-traded funds ("ETFs") and other similar instruments designed to correlate with the performance of an equity index or market segment.

Other Derivatives Strategies. In addition to the Option Strategy, Analytic may employ a variety of derivatives strategies for the Fund in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Analytic may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. The Fund may also purchase or sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.

Analytic may also attempt to hedge against market declines in or volatility in equity securities held in the Fund's portfolio and on equity indexes by purchasing put options. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer (seller) of the option the security underlying the option or to receive a payment based on the value of an equity index at a specified exercise price at any time during the term of the option.

Analytic may also pursue option strategies that include the sale (writing) of both put options and call options on equity securities in the Fund's portfolio as well as the simultaneous purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than the Option Strategy, but involve a higher degree of risk and potential volatility.

In addition to the instruments noted above, the Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts, forward contracts and swap agreements with respect to securities, indexes and currencies.

Other Portfolio Contents. In addition to the investments noted above, the Fund may invest a portion of its assets in investment grade debt instruments of varying maturities. Investment grade securities are those rated, at the time of investment, Baa or above by Moody's Investors Service, Inc. ("Moody's") or BBB or above by Standard & Poor's Rating Group, a division of The McGraw-Hill Company, Inc. ("S&P"), or securities that are unrated but that Analytic judges to be of comparable quality. These may include money market instruments, commercial paper, bonds, debentures, notes and other debt securities of U.S. corporate and other issuers, U.S. government securities, municipal securities, bank certificates of deposit and fixed time deposits and bankers' acceptances. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Analytic downgrades its assessment of the credit characteristics of a particular issue. The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest without limit in American Depositary Receipts ("ADRs") and other securities of foreign issuers traded in U.S. securities markets. Some of the derivative instruments used by the Fund may trade on foreign exchanges or be denominated in or pay revenues in non-U.S. currencies. The Fund may also invest in or utilize warrants, repurchase agreements, reverse repurchase agreements and dollar rolls, real estate investment trusts and private placements and may engage in lending of its portfolio securities.

The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Leverage and Borrowings
Proceeds from the Fund's use of short sales will often be used to purchase long equity positions, which may result in a form of financial leverage. The Fund may also enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. By using leverage, the Fund would seek to obtain a higher return for holders of Common Shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund's total assets (including the proceeds of the leverage) at the time utilized.
Investment Adviser
Claymore Advisors, LLC serves as the Investment Adviser of the Fund. Subject to the general supervision of the Fund's board of trustees (the "Board" or the "Board of Trustees"), the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Investment Adviser will receive an annual fee from the Fund, calculated and paid monthly, in arrears, in an amount equal to 1.00% of the Fund's average daily total managed assets. "Total managed assets" means (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any additional total assets of the Fund attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls or the issuance of debt securities (together "external borrowings"), without deducting liabilities representing external borrowings. See "Management of the Fund—Investment Adviser."
Investment Sub-Adviser
The Investment Adviser has retained Analytic to serve as the Fund's Investment Sub-Adviser. Analytic has responsibility for the day-to-day management of the Fund's portfolio and has full investment discretion and makes all determinations with respect to the investment of the Fund's assets. The Investment Adviser (and not the Fund) has agreed to pay Analytic an annual fee, calculated and paid monthly, in arrears, in an amount equal to 0.50% of the Fund's average daily total managed assets for the services and facilities Analytic provides. Analytic is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $6.8 billion in assets under management as of March 31, 2005. Analytic is wholly owned by Old Mutual (US) Holdings Inc., which uses the marketing name Old Mutual Asset Management ("Old Mutual Asset Management"). Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $270 billion in assets under management as of December 31, 2004. Old Mutual plc is among the Global Fortune 400.

Distributions
Commencing with the Fund's first dividend, the Fund intends to make quarterly cash distributions to holders of the Fund's common shares ("Common Shareholders") at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) capital gains (short-term and long-term) from net option premiums, futures contracts, certain foreign currency forward contracts (if the Fund elects to treat such gains or losses as capital gains or losses), closing out of short positions and the sale of portfolio securities and (ii) income from dividends received by the Fund that are paid on the common stocks and other equity securities held in the Fund's portfolio and earnings from foreign currency forward contracts (unless the Fund elects to treat such contracts as giving rise to capital gain). Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above. The net investment income of the Fund consists of all income (other than capital gains) less all expenses of the Fund.

The Fund's quarterly distributions will be made from the Fund's net investment income and net short-term gains from (i) net premiums from certain options and certain foreign currency forward contracts, (ii) a portion of the net premium from other options and futures contracts, (iii) the closing of short positions and (iv) the sale of portfolio securities. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. During periods in which the Option Strategy is reduced and/or does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's distributions may be comprised of capital gains from the sale of equity securities held in the Fund's portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "Tax Matters."

Your initial distribution is expected to be declared approximately 90 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. Prior to the Fund's organization, other closed-end investment companies advised by the Investment Adviser applied for exemptive relief from the Securities and Exchange Commission to permit these investment companies to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. If granted, this exemptive relief would apply to the Fund. However, the staff of the Securities and Exchange Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.
Listing	The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "OLA." See "Description of Shares."
Administrator, Custodian and Transfer Agent
The Bank of New York will serve as the administrator of the Fund, the custodian of the Fund's assets and the Fund's transfer and dividend disbursement agent pursuant to various agreements between the Fund and The Bank of New York. See "Administrator, Custodian and Transfer Agent."

Market Price of Shares
Shares of closed-end investment companies frequently trade at prices lower than net asset value, although during some periods shares have traded at prices equal to or higher than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend payments by the Fund's portfolio holdings, the timing and success of the Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund's portfolio holdings. See "Risks," "Description of Shares" and "Repurchase of Common Shares; Conversion to Open-End Fund" in this prospectus and "Repurchase of Common Shares; Conversion to Open-End Fund" in the Statement of Additional Information. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading.
Special Risk Considerations
The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under "Risks" in this prospectus and under "Investment Objectives and Policies" in the Fund's Statement of Additional Information.
No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk. As with any stock, the price of the Fund's Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your Common Shares, you may receive more or less than your original investment. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. The Fund's Common Shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering. The Common Shares are designed for long-term investors and should not be treated as a vehicle for trading.

Equity Securities and Related Market Risk. The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Short Sales Risk. The Fund is expected to make substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund initially intends to take short equity positions in an amount equal to approximately 20% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. Analytic's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the equity markets.

Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well. Please see "Distributions" for a description of other risks associated with the level, timing and character of the Fund's distributions.

Options Risk. There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

The Fund's use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund's portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk. In addition to options, the Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund's investment returns or to hedge against market and other risks in the portfolio, including futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Leverage Risk" below.

Counterparty Risk. The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Tax Risk. The Fund's positions in many equity index call options and futures contracts, certain foreign currency contracts and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment, and gains will be recognized based on the fair market value of the instruments on October 31 and December 31 (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and certain options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss, as will gains or losses upon closing of short positions. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of short-term or long-term capital gains distributions and cannot assure you as to any ratio of quarterly distributions to capital gain distributions. In addition, certain of the Fund's call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See "Tax Matters." Please see "Distributions" for a description of additional risks associated with the tax characterization of the Fund's distributions to Common Shareholders.

Medium and Smaller Company Risk. The Fund may invest significantly in companies with medium-sized market capitalizations (such as those included in the S&P 500 Index) and also reserves the flexibility to invest in companies with small market capitalizations. The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Focused Investment Risk. Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that any debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. During periods of declining interest rates, an issuer of debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. Rising interest rates may also have an adverse impact on the equity markets or particular equity securities. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's investments will decline in value as market interest rates rise. Any use of leverage by the Fund will tend to increase interest rate risk.

Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status. The Fund will limit its investments in debt securities to those that are of investment grade quality at the time of investment (i.e., Baa or above by Moody's or BBB or above by S&P, or securities that are unrated but judged to be of comparable quality by Analytic). However, investment grade debt securities are subject to some degree of credit risk and the risk of default. Debt securities of investment grade quality in the lowest investment grade category may be considered to possess speculative characteristics by certain ratings agencies.

Leverage Risk. Proceeds from the Fund's use of short sales will often be used to purchase long equity positions, which may result in a form of financial leverage. The Fund may also enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund's total assets (including the proceeds of the leverage) at the time utilized. The Fund manages some of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Leverage and Borrowings." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage would create the opportunity for increased Common Share net income but also would result in special risks for Common Shareholders.

There is no assurance that the Fund's leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on Common Shares.

Because the fees received by the Investment Adviser and the Investment Sub-Adviser are based on the total managed assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Investment Adviser and the Investment Sub-Adviser have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Investment Adviser and the Investment Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Management Risk. The Fund is subject to management risk because its portfolio is actively managed. Analytic and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Option Strategy, short selling and other derivatives strategies that may be used by the Fund involve sophisticated investment techniques to be implemented by Analytic, and there can be no guarantee that these techniques will be successful. The Investment Adviser has a limited history advising registered investment companies such as the Fund, although the principals of the Investment Adviser have experience serving registered investment companies and providing packaged products to advisors and their clients.

Foreign (Non-U.S.) Investment Risk. The Fund's investments in ADRs and other securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Liquidity Risk. The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See "Leverage Risk" above.

Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq is likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led to, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit, inflation and other factors relating to the Common Shares.

Certain Affiliations
Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.
Anti-Takeover Provisions
The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

SUMMARY OF FUND EXPENSES

        The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	4.50%
Offering costs borne by the Fund (as a percentage of offering price)	.20	%(1)
Dividend Reinvestment Plan fees	None(2)
		Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management fees		1.00%
Other expenses(1)
Dividend expenses paid and stock loan fees on securities sold short(3)	.30%
Remainder of other expenses	.25%
Total of other expenses		.55%
Total annual expenses		1.55%

(1)
The total offering expenses associated with this offering are estimated to be approximately $                  . The Fund will pay or reimburse offering expenses estimated at $                  from the proceeds of the offering. The Investment Adviser and the Investment Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including a $.00667 per Common Share partial reimbursement to the underwriters) in excess of $.04 per Common Share (.20% of the offering price), such amount to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed to by such parties. See "Underwriting." These expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.

(2)
You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3)
Represents costs associated with the Fund's short sales on equity securities (see "The Fund's Investment Objectives and Strategies—Portfolio Composition—Short Sales"). The percentage shown represents estimates for the Fund's initial year of operations, assuming that the Fund maintains short equity positions equal to 20% of its net assets (i.e., based on the Fund's initial expected short equity exposure). When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Thus, the estimate for dividend expenses paid (comprising .18% of the .30%) is also based on the dividend yields of stocks that would be sold short in a model portfolio developed by the Investment Sub-Adviser as well as anticipated trading practices (which may involve avoiding dividend expenses with respect to certain short sale transactions by closing out the position prior to the underlying issuer's ex-dividend date). In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions (estimated at .12% of the .30%). The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions (which can range from 10% to 70% of net assets), the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time and from time to time.

        The purpose of the table on the prior page is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 10,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses, as a percentage of net assets attributable to Common Shares, would increase.

        As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of 1.55% in years one through ten, and (b) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$62	$94	$127	$223

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

        The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on December 3, 2004, under the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund has no operating history. The Fund's principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

USE OF PROCEEDS

        The net proceeds of the offering of Common Shares will be approximately $                              (or $                              if the underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated offering costs and the sales load. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in common stocks and other securities and instruments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that Analytic will invest the net proceeds in high-grade, short-term securities, or in other investment companies or derivative instruments designed to give the Fund exposure to the types of securities and markets in which the Fund ordinarily will invest while Analytic selects specific securities and instruments. These may include, without limitation, equity index mutual funds and/or equity index futures contracts. During the period in which the Fund is investing the net proceeds of the offering, it may not be in a position to achieve its investment objectives.

THE FUND'S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

        The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

        The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares. A "majority of the outstanding" shares means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Portfolio Management Strategies

        The Fund will pursue its investment objectives by investing in a diversified portfolio of common stocks and other equity securities selected by Analytic using its quantitative security selection techniques described below. In addition to purchasing equity securities (i.e., taking long positions), Analytic attempts to identify stocks in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500 Index and will sell the securities short on behalf of the Fund. Alternatively, Analytic may underweight these securities relative to the weights of securities in the S&P 500 Index—i.e., by causing the Fund to hold a lower percentage of the security in its equity portfolio (based on net assets relative to other long positions held by the Fund) than the percentage weighting of the security in the S&P 500 Index.

        The Fund will also opportunistically employ the Option Strategy in an attempt to enhance distributions payable to the Fund's shareholders and to reduce overall portfolio risk.

        The Fund's Option Strategy and short-selling strategies are designed, in part, to reduce the overall volatility of the Fund's equity portfolio relative to the S&P 500 Index.

        Analytic may also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currencies and other assets. The Fund may also employ a variety of other strategies involving short sales, call and put options, futures and forward contracts and other derivative instruments in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

        Equity Securities Selection Techniques.    Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security's intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic assembles a portfolio of equity securities that, in general, is nearly sector neutral relative to the S&P 500 Index in an attempt to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Sector neutral" means that a portfolio's exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic has designed its model and securities selection techniques in an attempt to outperform the S&P 500 Index over full market cycles. It should be noted, however, that the Option Strategy and short-selling strategies will limit the Fund's ability to benefit from the full upside potential of the S&P 500 Index and the Fund as a whole may significantly underperform the Index.

        Under normal market circumstances, the Fund will hold at least 75 common stocks in its portfolio. Analytic begins the security selection process by ranking securities in the universe according to their expected relative return potential. It then uses a process called "portfolio optimization" to select a portfolio of securities that it believes will (i) maximize expected relative returns for the Fund, (ii) minimize expected volatility relative to the investment universe and (iii) diversify the portfolio broadly among individual issuers, industries and sectors. Analytic monitors the securities held by the Fund on an ongoing basis for significant changes in fundamental economic or other factors impacting the issuer as well as news and other developments (such as lawsuits or takeover bids). Analytic will consider selling a security the Fund holds when it believes that any of the original factors leading to its purchase have changed adversely, to manage risk within the portfolio or if it has identified a more attractive alternative, taking into account whether any anticipated incremental return from the sale exceeds the associated transaction costs.

        Using the same quantitative techniques, Analytic will also attempt to identify common stocks that it believes will underperform relative to the average stock in the S&P 500 Index and will sell the securities short on behalf of the Fund. A "short sale" is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline or will underperform relative to other securities held in the portfolio. The Fund will ordinarily take short positions where it does not own or have the immediate right to acquire the security sold short at no additional cost. As an alternative to taking short positions on common stocks that are expected to underperform, Analytic may underweight these securities relative to the weights of securities in the S&P 500 Index.

        The Fund initially intends to take long equity positions equal to approximately 120% of the Fund's net assets and short equity positions equal to approximately 20% of net assets, although the Fund's long/short exposure is expected to vary over time based on Analytic's assessment of market conditions and other factors. The Fund's long equity exposure is ordinarily expected to range from 110% to 125% and its short equity exposure from 10% to 70% of the Fund's net assets. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the Option Strategy, and may during these periods hold a substantial portion of the Fund's total assets in high quality short-term debt securities, cash or cash equivalents. See "Option Strategy" below. Analytic may also increase the Fund's short equity exposure when it believes that market conditions are particularly favorable for a long/short strategy, such as during periods of modest gains and moderate volatility in the equity markets. Analytic will attempt to maintain long and short positions such that the Fund's net long equity exposure (i.e., percentage long equity positions minus percentage short equity positions) does not exceed 100% of its net assets.

        Option Strategy.    The Fund will opportunistically employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund initially intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on Analytic's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

        Call options are contracts representing the right to purchase either the current value of the underlying index or equity security at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market and generally reflects the relationship between the current value of the underlying index or equity security and the strike price, the volatility of the underlying index or security and the time remaining until the expiration date.

        Analytic will actively manage the Fund's options positions using quantitative and statistical analysis that focuses on relative value and risk/return. Analytic will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund. The Fund may substantially reduce its use of written call options when Analytic's valuation model indicates a narrowing of options premiums in the marketplace and/or when Analytic believes that market conditions favor increasing the Fund's short equity exposure as described under "Equity Securities Selection Techniques" above.

        The Fund intends to pursue the Option Strategy primarily by writing call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. Analytic may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund's obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

        Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single common stock. In addition, 60% of the gains or losses from certain equity index call options will be treated as long-term capital gains or losses for federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related "substantially similar" security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See "Tax Matters."

        Analytic may cause the Fund to sell call options on "broad-based" equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

        When using index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund's written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. See "Risks—Options Risk."

        The Fund may write (sell) call options that are "at-the-money," "in-the-money" or "out-of-the-money." At-the-money call options are options with a strike price equal to the current cash value of the underlying equity index or market price of the underlying equity security. In-the-money call options are call options with a strike price below the current value of the underlying index or equity security. The Fund may write (sell) at-the-money and in-the-money call options to earn premiums as a defensive measure to protect against a possible decline in or volatility in the underlying index or equity security. Out-of-the-money call options are options with a strike price above the value of the underlying index or equity security. Out-of-the-money options will generally generate premiums for the Fund and will also allow the Fund to potentially benefit from appreciation up to the strike price of the option written. The Fund does not generally intend to write (sell) call options with exercise prices well below or well above the current value of the underlying index or equity security. When the value of the equity index or individual security upon which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the strike price of the option upon exercise or to sell the underlying security.

        Listed option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) may be either "European-style" options, which may be exercised only during a specified period of time just prior to the expiration date, or "American-style" options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may also utilize unlisted (or "over-the-counter") options.

        Analytic does not intend to write uncovered call options on behalf of the Fund. The Fund will "cover" its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions. The Fund's written call options on individual securities will be "covered" because the Fund will hold the underlying security in its portfolio throughout the term of the option.

        Analytic may also write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment.

        Other Derivatives Strategies.    In addition to the Option Strategy, Analytic may employ a variety of derivatives strategies for the Fund in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

        The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Analytic may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. The Fund may also purchase or sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.

        Analytic may also attempt to hedge against market declines in or volatility in equity securities held in the Fund's portfolio and on equity indexes by purchasing put options. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer (seller) of the option the security underlying the option or to receive a payment based on the value of an equity index at a specified exercise price at any time during the term of the option.

        Analytic may also pursue option strategies that include the sale (writing) of both put options and call options on equity securities in the Fund's portfolio as well as the simultaneous purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than the Option Strategy, but involve a higher degree of risk and potential volatility.

        In addition to the instruments noted above, the Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts, forward contracts and swap agreements with respect to securities, indexes and currencies.

        Other Portfolio Contents.    In addition to the investments noted above, the Fund may invest a portion of its assets in investment grade debt instruments of varying maturities. Investment grade securities are those rated, at the time of investment, Baa or above by Moody's or BBB or above by S&P, or securities that are unrated but that Analytic judges to be of comparable quality. These may include money market instruments, commercial paper, bonds, debentures, notes and other debt securities of U.S. corporate and other issuers, U.S. government securities, municipal securities, bank certificates of deposit and fixed time deposits and bankers' acceptances. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Analytic downgrades its assessment of the credit characteristics of a particular issue. The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest without limit in ADRs and other securities of foreign issuers traded on U.S. securities markets. Some of the derivative instruments utilized by the Fund may be traded on foreign exchanges or denominated in or pay revenues in non-U.S. currencies. The Fund may also invest in or utilize warrants, repurchase agreements, reverse repurchase agreements and dollar rolls, real estate investment trusts and private placements and may engage in lending of its portfolio securities.

        The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e.,

securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

        Temporary Defensive Strategies.    Upon Analytic's recommendation, for temporary defensive purposes, the Fund may deviate from its investment objectives and policies and invest some or all of its total assets in high quality, short-term debt securities and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

        Portfolio Turnover.    The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. The Fund's portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy, short selling or other derivative strategies, or to realize additional gains to be distributed to shareholders if these strategies are unsuccessful. In addition, the use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Analytic manages the Fund without regard generally to restrictions on portfolio turnover. Portfolio turnover involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns to Fund shareholders. Please see "Investment Objectives and Policies—Portfolio Trading and Turnover Rate" in the Statement of Additional Information.

Portfolio Composition

        The following provides additional information about the types of securities and other instruments in which the Fund will or may ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that the Fund may use is provided under "Investment Objectives and Policies" in the Statement of Additional Information.

        Common Stocks and Other Equity Securities.    The Fund will ordinarily have substantial exposure (both long and short positions) to common stocks and other equity securities of U.S. issuers or foreign issuers that trade on U.S. exchanges. Common stock represents an equity ownership interest in a company. The Fund may invest in common stocks of issuers in any industry or sector and of any size (in terms of market capitalization), although the Fund will ordinarily focus on large- and, to a lesser extent, medium-sized companies. The Fund's initial investment universe will be common stocks and other equity securities represented in the S&P 500 Index, although it reserves the flexibility to invest strategically outside of that universe and may use a different universe in the future based on market conditions, portfolio composition or other factors. Although the Fund intends to focus its investments in common stocks, it may from time to time invest in or hold other types of equity securities, including preferred stocks, rights, warrants and convertible securities, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund's portfolio.

        Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur.

In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

        The Fund may invest in common stocks and other equity securities that are unlisted or trade in "over-the-counter" markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, the Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

        Short Sales.    The Fund is expected to make substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund initially intends to take short equity positions in an amount equal to approximately 20% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale.

        Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

        Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. Analytic's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the equity markets.

        Call and Put Options.    As described above, the Fund will opportunistically employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund initially intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on Analytic's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

        The Fund intends to pursue the Option Strategy primarily by writing call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. Analytic may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund's obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

        Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single common stock. In addition, 60% of the gains or losses from certain equity index call options will be treated as long-term capital gains or losses for federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related "substantially similar" security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See "Tax Matters."

        Analytic may cause the Fund to sell call options on "broad-based" equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

        The Fund may write (sell) call options that are "at-the-money," "in-the-money" or "out-of-the-money." At-the-money call options are options with a strike price equal to the current cash value of the underlying equity index or market price of the underlying equity security. In-the-money call options are call options with a strike price below the current value of the underlying index or equity security. The Fund may write (sell) at-the-money and in-the-money call options to earn premiums as a defensive measure to protect against a possible decline in or volatility in the underlying index or equity security. Out-of-the-money call options are options with a strike price above the value of the underlying index or equity security. Out-of-the-money options will generally generate premiums for the Fund and will also allow the Fund to potentially benefit from appreciation up to the strike price of the option written. The Fund does not generally intend to write (sell) call options with exercise prices well below or well above the current value of the underlying index or equity security. When the value of the equity index or individual security upon which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the strike price of the option upon exercise or to sell the underlying security.

        The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) may be either "European-style" options, which may be exercised only during a specified period of time just prior to the expiration date, or "American-style" options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may also utilize unlisted (or "over-the-counter") options.

        The Fund may also write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment.

        In addition to writing call options, the Fund may also purchase put options on equity indexes and individual securities. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying index or security is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the value of the relevant index or security decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The Fund will purchase put options in an attempt to hedge against market declines in or volatility in equity securities held in the Fund's portfolio. If the Fund purchases put options that are "out-of-the-money" (i.e., where the exercise price is less than the value of the security or index), the Fund will not be fully covered against any market decline. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. Also, a purchased index put option may not work as intended due to a lack of correlation between changes in value of the index and changes in the market value of the equity securities held by the Fund. See "Risks—Options Risk."

        The Fund may also employ other strategies involving options contracts, which are described under "Investment Objectives and Policies—Derivative Instruments" in the Statement of Additional Information.

        Futures Contracts.    In addition to the strategies described above, the Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets. Analytic may use futures contracts on behalf of the Fund in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

        A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price in the case of a contract relating to an index, or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.

        Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Any such gain or loss would be net of associated transaction costs.

        When purchasing a futures contract, the Fund may segregate liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its purchased futures positions by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. When selling a futures contract, the Fund may segregate liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its sold futures positions by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets that have been segregated).

        There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading (which may be influenced by a variety of factors, such as interest rate levels, maturities, and creditworthiness of issuers). Thus, even a well-conceived futures contract hedge may be unsuccessful to some degree because of market behavior or unexpected economic trends.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

        In addition, futures contracts used by the Fund may be traded on foreign exchanges or may be denominated in or pay revenues in foreign currencies. These transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and currencies. Some foreign exchanges may be principal markets so that no common clearing facility exists, and a trader may look only to the broker for performance of the contract. The value of these positions may be adversely affected by other factors and conditions applicable foreign investments and currencies generally. See "Risks—Foreign (Non-U.S.) Investment Risk."

        Other Derivative Instruments.    In addition to options and futures contracts, the Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts, forward contracts and swap agreements. The Fund may also purchase and sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks—Other Derivatives Risk." Please see "Investment Objectives and Policies—Other Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

        The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Risks—Leverage Risk."

        When-Issued, Delayed Delivery and Forward Commitment Transactions.    The Fund may purchase securities on a when-issued basis, may purchase and sell securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of financial leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

        Foreign (Non-U.S.) Investments.    The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in ADRs and other securities of foreign issuers traded on U.S. securities markets. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks, represent the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.

        Some of the derivative instruments utilized by the Fund may trade on foreign exchanges or be denominated in or pay revenues in non-U.S. currencies. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

        Please see "Investment Objectives and Policies—Foreign (Non-U.S.) Investments" in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

        Investment Grade Debt Securities.    The Fund may invest a portion of its assets in investment grade debt instruments of varying maturities. Investment grade securities are those rated, at the time of investment, Baa or above by Moody's or BBB or above by S&P, or securities that are unrated but that Analytic judges to be of comparable quality. The debt securities in which the Fund may invest include bonds, commercial paper and other debt securities of U.S. corporate and other issuers, U.S. government securities, municipal securities, bank certificates of deposit and fixed time deposits and bankers' acceptances. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Analytic downgrades its assessment of the credit characteristics of a particular issue.

        Bonds include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

        Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

        The Fund's investments in debt securities are subject to a number of risks described in this prospectus, including credit risk, interest rate risk, issuer risk, inflation/deflation risk, management risk and possibly liquidity risk and smaller company risk. For more information about the debt securities in which the Fund may invest as associates risks, please see "Investment Objectives and Policies" in the Statement of Additional Information.

        Other Investment Companies.    The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when Analytic believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Analytic or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Analytic will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company's shares will be more volatile than unleveraged investments. See "Risks—Leverage Risk."

        Repurchase Agreements.    The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

        Reverse Repurchase Agreements and Dollar Rolls.    In a reverse repurchase agreement, the Fund would sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities which are "substantially identical." Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

        To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund's limitations on borrowings. In addition, the Fund has a policy to limit its use of reverse repurchase agreements and dollar rolls and certain other forms of leverage to 30% of the Fund's total assets (including the proceeds of leverage) at the time utilized. See "Leverage and Borrowings." The Fund's investments in reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

        Lending of Portfolio Securities.    For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies—Lending of Portfolio Securities" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

        Real Estate Investment Trusts ("REITs").    The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on net income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

        Please see "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

LEVERAGE AND BORROWINGS

        Proceeds from the Fund's use of short sales will often be used to purchase long equity positions, which may result in a form of financial leverage. The Fund may also enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. By using leverage, the Fund would seek to obtain a higher return for holders of Common Shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund's total assets (including the proceeds of the leverage) at the time utilized. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful.

        Because the fees received by the Investment Adviser and the Investment Sub-Adviser are based on the total managed assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Investment Adviser and the Investment Sub-Adviser have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Investment Adviser and the Investment Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

        If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any preferred shares, borrowings or other forms of leverage utilized by the Fund.

        Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of short sales, reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

        The Fund may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's securities.

RISKS

        The net asset value and market price of the Common Shares will fluctuate and be affected by a number of risks which are summarized below. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a further description of these and other risks associated with an investment in the Fund.

No Prior History

        The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk

        As with any stock, the price of the Fund's Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your Common Shares, you may receive more or less than your original investment. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. The Fund's Common Shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering. The Common Shares are designed for long-term investors and should not be treated as a vehicle for trading.

Equity Securities and Related Market Risk

        The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Short Sales Risk

        The Fund is expected to make substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund initially intends to take short equity positions in an amount equal to approximately 20% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. Analytic's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the equity markets.

Fund Distributions Risk

        The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well. Please see "Distributions" for a description of other risks associated with the level, timing and character of the Fund's distributions.

Options Risk

        There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

        The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

        There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of the common stocks and other securities held in the Fund's equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

        There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

        The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

        The Fund's use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund's portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

        The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of

Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk

        In addition to options, the Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund's investment returns or to hedge against market and other risks in the portfolio, including futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

        The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Leverage Risk" below.

Counterparty Risk

        The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Tax Risk

        The Fund's positions in many equity index call options and futures contracts, certain foreign currency contracts and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment, and gains will be recognized based on the fair market value of the instruments on October 31 and December 31 (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and certain options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss, as will gains or losses upon closing of short positions. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of short-term or long-term capital gains distributions and cannot assure you as to any ratio of quarterly distributions to capital gain distributions. In addition, certain of the Fund's call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See "Tax Matters." Please see "Distributions" for a description of additional risks associated with the tax characterization of the Fund's distributions to Common Shareholders.

Medium and Smaller Company Risk

        The Fund may invest significantly in companies with medium-sized market capitalizations (such as those included in the S&P 500 Index) and also reserves the flexibility to invest in companies with small market capitalizations. The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Focused Investment Risk

        Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region.

Interest Rate Risk

        Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that any debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. During periods of declining interest rates, an issuer of debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. Rising interest rates may also have an adverse impact on the equity markets or particular equity securities. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's investments will decline in value as market interest rates rise. Any use of leverage by the Fund will tend to increase interest rate risk.

Credit Risk

        Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status. The Fund will limit its investments in debt securities to those that are of investment grade quality at the time of investment (i.e., Baa or above by Moody's or BBB or above by S&P, or securities that are unrated but judged to be of comparable quality by Analytic). However, investment grade debt securities are subject to some degree of credit risk and the risk of default. Debt securities of investment grade quality in the lowest investment grade category may be considered to possess speculative characteristics by certain ratings agencies.

Leverage Risk

        Proceeds from the Fund's use of short sales will often be used to purchase long equity positions, which may result in a form of financial leverage. The Fund may also enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund's total assets (including the proceeds of the leverage) at the time utilized. The Fund manages some of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Leverage and Borrowings." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage would create the opportunity for increased Common Share net income but also would result in special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on Common Shares.

        Because the fees received by the Investment Adviser and the Investment Sub-Adviser are based on the total managed assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Investment Adviser and the Investment Sub-Adviser have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Investment Adviser and the Investment Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Management Risk

        The Fund is subject to management risk because its portfolio is actively managed. Analytic and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Option Strategy, short selling and other derivatives strategies used by the Fund involve sophisticated investment techniques to be implemented by Analytic, and there can be no guarantee that these techniques will be successful. The Investment Adviser has a limited history advising registered investment companies such as the Fund, although the principals of the Investment Adviser have experience serving registered investment companies and providing packaged products to advisors and their clients.

Foreign (Non-U.S.) Investment Risk

        The Fund's investments in ADRs and other securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

Inflation/Deflation Risk

        Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Liquidity Risk

        The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Other Investment Companies Risk

        The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See "Leverage Risk."

Market Disruption and Geopolitical Risk

        The war with Iraq, its aftermath and the continuing occupation of Iraq is likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit, inflation and other factors relating to the Common Shares.

Certain Affiliations

        Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

        The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

HOW THE FUND MANAGES RISK

Investment Limitations

        The Fund has adopted investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares. The Fund may not:

  •
  Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; and

  •
  With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

        The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Hedging and Related Strategies

        The Fund may use a variety of investment strategies and instruments designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. See "The Fund's Investment Objectives and Strategies—Portfolio Management Strategies." In addition to the Fund's use of the

Option Strategy and short sales, other risk management and hedging strategies that the Fund may use include other call and put options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and other derivative instruments, including instruments based on either an index or individual equity securities whose prices, Analytic believes, correlate with the prices of the Fund's investments. The Fund may also engage in hedging transactions relating to foreign currencies. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time or that Analytic will determine to use them for the Fund. If used, there is no assurance that the Fund's hedging strategies will be successful.

MANAGEMENT OF THE FUND

Trustees and Officers

        The Fund's Board of Trustees is responsible for the overall management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Investment Sub-Adviser. There are currently eight Trustees of the Fund, six of whom are not "interested person" (as defined in the 1940 Act) of the Fund. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

        Claymore Advisors, LLC, a wholly owned subsidiary of Claymore Group, LLC, serves as the Investment Adviser to the Fund pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Investment Adviser will receive an annual fee from the Fund, calculated and paid monthly, in arrears, in an amount equal to 1.00% of the Fund's average daily total managed assets. The Investment Adviser is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Claymore Securities, Inc., an affiliate of the Investment Adviser, is an underwriter in the offering being made pursuant to this prospectus and acts as servicing agent to various investment companies. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for investment advisors and their valued clients.

Investment Sub-Adviser

        The Investment Adviser has retained Analytic to serve as the Fund's Investment Sub-Adviser pursuant to an investment sub-advisory agreement among the Investment Adviser, the Fund and Analytic (the "Sub-Advisory Agreement"). Analytic has responsibility for the day-to-day management of the Fund's portfolio and has full investment discretion and makes all determinations with respect to the investment of the Fund's assets. Analytic is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $6.8 billion in assets under management as of March 31, 2005. Analytic is wholly owned by Old Mutual Asset Management.

        Under the Sub-Advisory Agreement, the Investment Adviser (and not the Fund) has agreed to pay Analytic an annual fee, calculated and paid monthly, in arrears, in an amount equal to 0.50% of the Fund's average daily total managed assets for the services and facilities Analytic provides.

        A team of investment professionals at Analytic share primary responsibility for the day-to-day portfolio management of the Fund. Mr. McMurran and Mr. Bein oversee the team regarding the management of the Fund. The following provides information regarding the members of the team.

Name	Since		Professional Experience
Gregory M. McMurran	2005 (Inception	)	Mr. McMurran (Chief Investment Officer and Portfolio Manager) is responsible for the management of implementation of Analytic's investment strategies, including those used for the Fund. He joined Analytic in 1976. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has 28 years of industry experience.
Harindra de Silva, Ph.D., CFA	2005 (Inception	)
Dr. de Silva (President and Portfolio Manager) is responsible for Analytic's strategic direction and the ongoing development of its investment processes. He focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. Dr. de Silva is a member of Association for Investment Management and Research, the American Finance Association and the International Association of Financial Analysts. He has 19 years of industry experience.
Dennis Bein, CFA	2005 (Inception	)
Mr. Bein (Chief Investment Officer and a Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research, the Institute of Chartered Financial Analysts and the Los Angeles Society of Financial Analysts. He has 14 years of industry experience.

Scott Barker, CFA	2005 (Inception	)
Mr. Barker (Portfolio Manager) is responsible for the ongoing research for Analytic's options and fixed income based strategies as well as day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995, Mr. Barker was a Research Analyst for Analysis Group, Inc. He received a B.A. in Physics from Pomona College. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts. He has 11 years of industry experience.
Robert Murdock, Ph.D., CFA	2005 (Inception	)
Dr. Murdock (Portfolio Manager) is responsible for research and development of quantitative models specializing in global asset allocation research, as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1997, he was employed by The Anderson Graduate School of Management, UCLA as a researcher specializing in international trade policy. Previously, he was a project manager at the Institute for Policy Reform in Washington, DC. He also worked at State Street Bank & Trust Company in Boston as an investment analyst and a research economist for Bonneville Power Administration. Dr. Murdock received a Ph.D. in International Finance and Economics from UCLA's Anderson Graduate School of Management; an M.B.A. in Finance from The Tuck School at Dartmouth College; an M.A. in Economics from University of Pennsylvania; and a B.S. in Economics and Mathematics from the University of Wyoming. He is a Chartered Financial Analyst. He has nine years of industry experience.
Steven Sapra, CFA	2005 (Inception	)
Mr. Sapra (Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999, Mr. Sapra was a Senior Consultant for BARRA, Inc. He received an M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic University, Pomona. He is a Chartered Financial Analyst and a member of the CFA Institute and the Los Angeles Society of Financial Analysts. He has seven years of industry experience.

        Gregory McMurran and Dennis Bein as Analytic Chief Investment Officers, generally oversee all aspects of the day-to-day management of the Fund. Mr. McMurran has primary responsibility for the oversight of the firm's derivatives based investment strategies and Mr. Bein has primary responsibility for the oversight of the firm's equity based investment strategies. Under Mr. McMurran's direction, Robert Murdock serves as lead portfolio manager for futures based strategies and Scott Barker serves as lead portfolio manager for options based strategies. Under Mr. Bein's direction, Steven Sapra serves as lead portfolio manager for U.S. equity based strategies, and Harindra de Silva heads the firm's research efforts on behalf of the Fund.

        Please see "Management of the Fund—Investment Sub-Adviser—Portfolio Managers" in the Statement of Additional Information for additional information regarding the Analytic portfolio managers' compensation, other managed accounts and ownership of securities of the Fund.

Old Mutual Asset Management

        Analytic's parent company, Old Mutual Asset Management, is a subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $270 billion in assets under management as of December 31, 2004. Old Mutual plc is among the Global Fortune 400.

Investment Advisory Agreement

        Pursuant to the Investment Advisory Agreement, in addition to the fees of the Investment Adviser described above, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Investment Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, listing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, debt securities or borrowings, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

NET ASSET VALUE

        The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. The Fund's Administrator will be responsible for calculating the NAV per Common Share, and the Fund's Investment Adviser will be responsible for posting the Fund's NAV on the Fund's website (http://www.claymore.com).

        For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of the last reported sales price or, if available, the closing price reported for an issue traded on an over-the-counter stock market (including the NASDAQ Official Closing Price for the National Association of Securities Dealers, Inc. ("NASD") traded securities), or if no sales or closing prices are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Short-term investments are priced at amortized cost, which approximates market value. Options are valued at the mean of the best bid and asked price at the close of trading. Futures and options on futures are valued at the settlement price determined by the exchange on which they are traded. Valuations of securities held in the Fund's portfolio may be based on information from a third-party pricing service. All other investments for which market quotes are not readily available are priced at fair value in good faith as determined in accordance with procedures established by the Board of Trustees.

        Foreign securities and domestic debt securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using current exchange rates. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day on which the New York Stock Exchange is closed.

        The Fund has fair value pricing procedures in place, and the Valuation Committee of the Investment Adviser meets as necessary to fair value securities in circumstances in which market quotes are not readily available. This may include circumstances where Fund assets have been affected by events occurring after the close of trading of a relevant market. By fair valuing a security, the Fund would attempt to determine a good faith estimate of a price that it might reasonably expect to receive upon a current sale of that security. The use of fair value pricing by the Fund may cause the NAV of its Common Shares to differ from the NAV that would be calculated using closing market prices.

DISTRIBUTIONS

        Commencing with the Fund's first dividend, the Fund intends to make quarterly cash distributions to the Fund's Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) capital gains (short-term and long-term) from net option premiums, futures contracts, certain foreign currency forward contracts (if the Fund elects to treat such gains or losses as capital gains or losses), closing out of short positions and the sale of portfolio securities and (ii) income from dividends received by the Fund that are paid on the common stocks and other equity securities held in the Fund's portfolio and earnings from foreign currency forward contracts (unless the Fund elects to treat such contracts as giving rise to capital gain). Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

        The Fund's quarterly distributions will be made from the Fund's net investment income and net short-term gains from (i) net premiums from certain options and certain foreign currency forward contracts, (ii) a portion of the net premium from other options and futures contracts, (iii) the closing of short positions and (iv) the sale of portfolio securities. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares.

        As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's distributions may be comprised of capital gains from the sale of equity securities held in the Fund's portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "Tax Matters."

        Your initial distribution is expected to be declared approximately 90 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

        The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. Prior to the Fund's organization, other closed-end investment companies advised by the Investment Adviser applied for exemptive relief from the Securities and Exchange Commission to permit these investment companies to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. If granted, this exemptive relief would apply to the Fund. However, the staff of the Securities and Exchange Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

DIVIDEND REINVESTMENT PLAN

        Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator"), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting The Bank of New York at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

        The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per

Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an ex-dividend basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next ex-dividend date which typically will be approximately 90 days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

        The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the recordholder's name and held for the account of beneficial owners who participate in the Plan.

        There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to brokerage commissions.

        The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by Plan participants.

        All correspondence or questions concerning the Plan should be directed to the Plan Administrator at The Bank of New York, Two Hanson Place, Brooklyn, New York 11217, telephone number: (718) 315-4818.

DESCRIPTION OF SHARES

        The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting.

        The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "OLA." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

        Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV, although they have during some periods traded at prices equal to or higher than NAV. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

        Because the market value of the Common Shares may be influenced by such factors as dividend levels and stability (which will in turn be affected by dividend payments by the Fund's portfolio holdings, the timing and success of the Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), liquidity, call protection, portfolio credit quality, NAV, relative demand for and supply of the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that its Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

        The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire, and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or holders of any preferred shares issued by the Fund, the Declaration provides that a Trustee may be removed only for cause and only (1) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for that purpose, or (2) by at least seventy-five percent (75%) of the remaining Trustees.

        As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (1) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months); (2) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board; or (3) prior to the sale of the Common Shares pursuant to an initial public offering only, serves as a Trustee.

        The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and preferred shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholder authorization would not be required by the Declaration, but might be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. The Declaration also requires the approval of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees for certain extraordinary distributions from the Fund to shareholders. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information.

        The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

        The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

        Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend payments by the Fund's portfolio holdings, the timing and success of the Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), liquidity, call protection, market supply and demand, portfolio credit quality and similar factors relating to the Fund's portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than NAV.

        In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Investment Sub-Adviser, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund may consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from NAV that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

        There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price closer to the NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares. Although the Board of Trustees believes that repurchases or tender offers generally may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Investment Sub-Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

        Additionally, the Board of Trustees may consider the conversion of the Fund to an open-end investment company. If the Fund were to convert to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption.

        Before deciding whether to take any action to convert the Fund to an open-end investment company or take any other steps referenced above, the Board would consider all relevant factors, including the extent and duration of any discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

TAX MATTERS

Federal Income Tax Matters

        The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

        The Fund intends to elect and qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on net income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

        To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders must qualify for the dividends-paid deduction.

        For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Many (but not all) of the Fund's positions in equity index call options, options on foreign currencies, futures contracts and options thereon, and certain foreign currency forward contracts, will be subject to mark-to-market treatment and earnings will be recognized based on the fair market value of the options on October 31 and at the end of the Fund's taxable year (December 31) (or if the option is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and options on certain foreign currencies and foreign currency futures contracts will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option, and the Fund will treat any gain or loss as short-term capital gain or loss, unless the option is actually exercised after the stock (or any related "substantially similar" stock or other property) is treated for federal income tax purposes as having been held for more than a year. Likewise, the Fund will treat gains or losses from the closing out of short positions as short-term capital gains or losses. Distributions in excess of the

Fund's current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder's basis in the shares, and thereafter as capital gain.

        The Fund's option writing on stocks, indexes and index-like instruments may affect the period for which it is respected as having held stocks that the Fund owns on which calls are written or which are included in the indexes or other instruments on which such calls are written (or for which such options substantially diminish the risk, as set forth in Service regulations) for federal income tax purposes. Some of the call options and other devices employed by the Fund may be deemed to reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset substantially similar or related property will constitute "qualified covered call options" which are generally excepted from the straddle rules. As such, they generally will not trigger the loss deferral provisions of the straddle rules and the holding period for the substantially similar property will not be terminated but instead will be suspended while the call options are outstanding. At this time, it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) such call options will be treated as short-term capital gains and thus, in so far as not offset by short-term losses, taxable as ordinary income when distributed.

        For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income," provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains (including a portion of premiums received by the Fund as the seller (writer) of expired options contracts) cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, the straddle rules described above, which terminate or suspend the holding period of Fund portfolio securities substantially similar to covered calls and other reduced-risk investments, may bear adversely on the Fund's ability to designate distributions as qualified dividend income. There can be no assurance as to the percentage (if any) of the Fund's distributions that will qualify for taxation to individual Common Shareholders as qualified dividend income.

        In addition to investing in stocks that pay tax-favored dividends, the Fund may invest a portion of its assets in stocks and other securities that generate ordinary income not taxed at long-term capital gains rates. For example, dividends received by the Fund from REITs will constitute qualified dividend income only to the extent (i) of qualified dividend income in the REIT's hands, or (ii) that the REIT pays an entity-level tax, and REITs are generally operated in a manner designed to ensure that they are not required to pay such taxes.

        Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund's Automatic Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for that year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of shareholders' tax basis in their Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

        The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008. The Fund's call writing activities and investments in futures contracts and foreign currency contracts may increase or accelerate the Fund's recognition of ordinary income and may cause the Fund to liquidate other investments in order to satisfy distributions requirements.

        Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding.

        In the event that the Fund issues preferred shares, the Service will require the Fund allocate to each class of shares proportionate amounts of each type of its profits (such as ordinary income and capital gains) based upon the percentage of total dividend distributed to each class for the tax year.

        In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

        Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax and may well be subject to withholding under future regulations.

        This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences of Fund shareholdings by foreign persons. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

UNDERWRITING

        Subject to the terms and conditions of a purchase agreement dated                        , 2005, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Raymond James & Associates, Inc.
Wachovia Capital Markets, LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
Claymore Securities, Inc.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
KeyBanc Capital Markets, a division of McDonald Investments Inc.
Legg Mason Wood Walker, Incorporated
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Ryan Beck & Co., Inc.
Stifel, Nicolaus & Company, Incorporated
Wells Fargo Securities, LLC

Total

        The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Investment Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

        The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $                      per Common Share. The sales load the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $                       per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before            , 2005.

        The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Overallotment	With Overallotment
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Estimated offering expenses	$.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$	$

        The expenses of the offering are estimated at $                  and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount payable by the Fund as the partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Investment Adviser and the Investment Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including a $.00667 per Common Share partial reimbursement to the underwriters) in excess of $.04 per Common Share (.2% of the offering price), such amount to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed to by such parties.

Overallotment Option

        The Fund has granted the underwriters an option to purchase up to            additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

        Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

        If the underwriters create a short position in the Common Shares in connection with the offering, (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

        Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

        The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of this prospectus without the prior written consent of the underwriters except for the sale of the Common Shares to the underwriters pursuant to the provisions of the purchase agreement and certain transactions related to the Fund's Automatic Dividend Reinvestment Plan.

        The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

        One or more of the underwriters of the Common Shares may also act as an underwriter of the Fund's preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.

        The Common Shares will be sold to ensure that the New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

Additional Compensation to Underwriters and Other Relationships

        The Investment Adviser (and not the Fund) has agreed to pay additional compensation to Merrill Lynch at the annual rate of .15% of the Fund's average daily total managed assets during the continuance of the Investment Advisory Agreement between the Investment Adviser and the Fund. Merrill Lynch has agreed, upon the request of the Investment Adviser, to, among other things, provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and to consult the Investment Adviser with respect to applicable strategies designed to address market value discounts. The total amount of these additional compensation payments to Merrill Lynch will not exceed            % of the total price to the public of the Common Shares sold in this offering.

        The Investment Adviser (and not the Fund) has also agreed to pay additional compensation to certain other underwriters that meet certain sales targets established by the Investment Adviser at an annual rate of up to .125% of the Fund's average daily total managed assets attributable to Common Shares sold by such underwriters in this offering. The total amount of these additional compensation payments will not exceed      % of the price to the public of the Common Shares sold in this offering.

        Claymore Securities, Inc. will provide distribution assistance in connection with the sale of the Common Shares of the Fund. Claymore Securities, Inc. will be a party to the purchase agreement among the Fund, the Investment Adviser, the Investment Sub-Adviser and the other underwriters named therein. In connection with the provision of such distribution assistance, Claymore Securities, Inc. will provide employees to assist in the marketing of Fund securities. The reasonable out-of-pocket expenses of such employees will be reimbursed by the Fund as part of the $.00667 per Common Share partial reimbursement of underwriters' expenses described above (with Claymore Securities, Inc. having no priority to reimbursement over the other underwriters). Claymore Securities, Inc. is a registered broker-dealer and a member of the NASD.

        The sum of the additional compensation payable to Merrill Lynch and certain other underwriters, plus the amount paid by the Fund as the $.00667 per Common Share partial reimbursement to the underwriters, will not exceed 4.5% of the aggregate initial offering price of the Common Shares offered hereby. The sum total of all compensation to underwriters in connection with this public offering of Common Shares, including sales load and additional compensation to and reimbursement of underwriters, will be limited to 9% of the total price to the public of the Common Shares sold in this offering.

        The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of Claymore Securities, Inc. is 2455 Corporate West Drive, Lisle, Illinois 60532.

 ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

        The custodian, administrator, transfer agent, fund accountant and dividend-paying agent of the Fund is The Bank of New York. As custodian, The Bank of New York performs custodial, fund accounting and portfolio accounting services, and as administrator, The Bank of New York calculates the NAV of the Common Shares and generally assists in all aspects of the administration and operation of the Fund.

        The Bank of New York's offices are located at 101 Barclay Street, New York, New York 10286.

LEGAL MATTERS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

PRIVACY PRINCIPLES OF THE FUND

        The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

        Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

        The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and Investment Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

        Until            , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                                                Shares

Old Mutual/Claymore Long-Short Fund

Common Shares
$20.00 per Share

P R O S P E C T U S

Merrill Lynch & Co.

A.G. Edwards

Raymond James

Wachovia Securities

Advest, Inc.

Robert W. Baird & Co.

Claymore Securities, Inc.

Ferris, Baker Watts

Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.

KeyBanc Capital Markets

Legg Mason Wood Walker

Incorporated

Oppenheimer & Co.

RBC Capital Markets

Ryan Beck & Co.

Stifel, Nicolaus & Company

   Incorporated

Wells Fargo Securities

             , 2005

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION—DATED JULY 25, 2005

OLD MUTUAL/CLAYMORE
LONG-SHORT FUND

STATEMENT OF ADDITIONAL INFORMATION

        Old Mutual/Claymore Long-Short Fund (the "Fund") is a newly organized, diversified closed-end management investment company. This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated                         , 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus before purchasing shares. You may obtain a copy of the Prospectus without charge by calling (800) 345-7999. You may also obtain a copy of the Prospectus on the website (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                        , 2005.

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USE OF PROCEEDS

        The net proceeds of the offering of Fund's Common Shares will be approximately $                   (or $                  if the Underwriters exercise the over-allotment option in full) after payment or reimbursement of the estimated offering costs and the sales load.

        Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser") and Analytic Investors, Inc., the Fund's investment sub-adviser ("Analytic" or the "Investment Sub-Adviser") have agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than sales load, but including a $.00667 per Common Share partial reimbursement of expenses to the Underwriters) in excess of $.04 per Common Share (.20% of the offering price), such amount to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed to by such parties.

        It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in common stocks and other securities and instruments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that Analytic will invest the net proceeds in high-grade, short-term securities, or in other investment companies or derivative instruments designed to give the Fund exposure to the types of securities and markets in which the Fund ordinarily will invest while Analytic selects specific securities. These may include, without limitation, equity index mutual funds and/or equity index futures contracts. During the period in which the Fund is investing the net proceeds of the offering, it may not be in a position to achieve its investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

        The following information supplements the discussion of the Fund's investment objectives and general investment policies described in the Prospectus. The Fund may make the following investments, among others, some of which are part of the Fund's principal investment strategies and some of which are not. The Fund may, but it is not required to, engage in all of the transactions or use all of the investment techniques described in this section.

Common Stocks

        The Fund will ordinarily invest substantially (through both long and short positions) in common stocks of U.S. issuers or foreign issuers that trade on U.S. exchanges. Common stock represents an equity ownership interest in a company and is usually coupled with voting rights. At the discretion of a company's board, a company may pay dividends on its common stock.

        An adverse event, such as an unfavorable earnings report or a decline in the stock market, may depress the value of a particular common stock to which the Fund has exposure. Common stock prices fluctuate for many different reasons, including the following: changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant industry or stock market; changes in management; changes in the demand for a company's services or products; and when political or economic events affecting the issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Because common stock is junior to a company's debt securities and preferred stock, deterioration in the credit quality of an issuer will likely cause greater changes in the value of a company's common stock. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market.

        The Fund's initial investment universe will be common stocks and other equity securities represented in the S&P 500 Index, although the Fund reserves the flexibility to invest strategically outside of that universe and may use a different universe in the future based on market conditions and other factors. Although common stocks have historically generated higher average returns than debt

1

securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. Because the Fund will ordinarily have substantial exposure to common stocks, historical trends indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

        Although the Fund will ordinarily focus on large- and, to a lesser extent, medium-sized companies, the Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. The Fund may invest in securities of companies with market capitalizations that are small compared to those of other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, more extensive manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be less liquid and subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Securities of small capitalization companies (and sometimes other companies) may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if the Fund is required to liquidate its securities positions.

        The Fund's investments in securities of companies with medium market capitalizations. share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

        The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges on which the stock of large capitalization companies trade, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards. Generally, the volume of trading in an over-the-counter or unlisted common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund may invest may not be as great as that of other securities, and, if the Funds were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Other Equity Securities

        Although the Fund intends to focus its equity investments in common stocks, it may invest or hold other types of equity securities, including depository receipts, rights, warrants, convertible securities and preferred stock. These securities have risks similar to common stock as well as other risks described in the Prospectus and this Statement of Additional Information.

        Convertible Securities.    Convertible securities are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Because most convertible securities are fixed rate instruments, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the

2

market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

        Convertible securities generally have higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

        Preferred Stock.    Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred stock may have variable rates of return, but may also have a fixed rate of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

        Warrants and Rights.    A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

        Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

        Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A

3

decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Short Sales

        As described in the Prospectus, the Fund is expected to make substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund initially intends to take short equity positions in an amount equal to approximately 20% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale.

        Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

        Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. Analytic's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the equity markets.

        The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund may also make short sales "against the box", i.e., when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

        As described under "Other Derivatives Instruments" below, the Fund may also take short positions relating to equity securities, currencies and other assets through the use of derivative instruments, such as options, forward or futures contracts.

Options Contracts

        As described in the Prospectus, the Fund will opportunistically employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund initially intends write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on Analytic's assessment of market conditions and other factors

4

(such that it may range from 0% to 100% of net assets). For this purpose, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. Please see the Prospectus under "The Fund's Investment Objectives and Strategies—Option Strategy" and "Risks—Options Risk" for a description of the Fund's call option writing strategies and related risks. The Fund may also write options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment.

        The Fund may also purchase put options on equity indexes and individual securities. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying index or security is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the value of the relevant index or security decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The Fund will purchase put options in an attempt to hedge against market declines in or volatility in equity securities held in the Fund's portfolio. If Fund purchases put options that are "out-of-the-money" (i.e., where the exercise price is less than the value of the security or index), the Fund will not be fully covered against any market decline. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. Also, a purchased index put option may not work as intended due to a lack of correlation between changes in value of the index and changes in the market value of the equity securities held by the Fund. See the Prospectus under "Risks—Options Risk."

        In addition to the strategies described above and in the Prospectus, the Fund may purchase and sell other types of call and put options on individual securities, indexes, currencies, futures contacts, swap agreements or other instruments in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market.

        The Fund may cover call options it writes on equity indexes by segregating liquid assets in an amount equal to the contract value of the index option. The Fund may also cover these written call options by taking various offsetting positions, such as by holding a call option on the same index with an exercise price either equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the Fund segregates liquid assets equal to the difference in exercise prices. A call option on a security is considered "covered" if the Fund owns the equity security underlying the call option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund has segregated liquid assets in such amount) upon conversion or exchange of other securities held by the Fund. A call option on a security is also considered covered if the Fund holds a call option on the same security as the call option written (sold) where the exercise price of the call held is (i) equal to or less than the exercise price of the call option written (sold), or (ii) greater than the exercise price of the call option written, provided the Fund segregates liquid assets equal to the difference. The number of covered call options on individual securities that the Fund can write (sell) is generally limited by the number of equity securities the Fund holds in its portfolio.

        A written put option on a security or an index is covered if the Fund segregates liquid assets equal to the entire exercise price. A written put option may also be covered through various offsetting positions, such as if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the Fund segregates liquid assets equal to the difference. The Fund may also cover a written put option by entering into a short position in the

5

underlying security or index. Obligations under written call and put options so covered will not be construed to be "senior securities" for purposes of the Fund's investment restrictions concerning senior securities and borrowings.

        If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

        The Fund may sell (write) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

        Spreads.    The Fund may pursue an option strategy that includes the purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than the Fund's primary strategy of written call writing, but involve a higher degree of risk and potential volatility. Because spreads involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        Straddles.    The Fund may write straddles consisting of a combination of a call and a put written on the same underlying security or index. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        Foreign Currency Options.    The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's investments may be denominated. The Fund may additionally use currency options to cross-hedge or to increase total return when Analytic anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to

6

position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

        Although the Fund will generally utilize listed or exchange-traded options (see the Prospectus under "The Fund's Investment Objectives and Strategies—Option Strategy" and "Risks—Options Risk"), the Fund may also write and purchase unlisted (or "over-the counter") options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation (the "OCC"). In addition, the Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Other Derivative Instruments

        In addition to the options transactions described above, the Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. As described below, in addition to options contracts, derivative instruments that may be used by the Fund include, but are not limited to futures contracts, options on futures contracts, forward contracts and swap agreements.

        No assurance can be given that any derivative strategy used by the Fund (including the Option Strategy) will succeed. As is the case with the other investments of the Fund, the ability of the Fund to successfully use derivative instruments may depend in part upon the ability of Analytic to assess the issuer's credit characteristics and to forecast stock and other market movements and other economic factors correctly. If Analytic incorrectly forecasts these factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss and the Fund might have been in a better position if it had not employed that derivatives strategy at all. Also, suitable derivative transactions may not be available in all circumstances and Analytic may choose not to use derivatives that are available to reduce portfolio risk or otherwise.

        The Fund's use of derivative strategies involves special risks, including the risk of a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses, including by offsetting favorable price movements in related investments or otherwise, due to, among other reasons, (a) the possible inability of the Fund to purchase or sell a portfolio security or other instrument at a time that otherwise would be favorable, (b) the possible need to sell a portfolio security or other instrument at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (c) the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. See "Tax Matters."

7

        If other types of derivative instruments not described in this section are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund's investment objectives.

        The following provides additional detail regarding various derivatives instruments that may be used by the Fund.

        Futures Contracts and Options on Futures Contracts.    As described in the Prospectus, the Fund may invest in futures contracts and options thereon ("futures options"), including with respect to equity securities, indexes, currencies or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

        A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an "Index Future") is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500 Index; the S&P Midcap 400 Index; the Nikkei Stock Average; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

        The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

        The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units × $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units × gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units × loss of $2).

8

        The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

        The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into over-the-counter options on futures contracts. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

        The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

        Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

        Straddles of Futures.    The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        Combined Positions.    The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

9

        The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

        Limitations on Use of Futures and Futures Options.    When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by taking offsetting positions, such as by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

        When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

        When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

        When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

        The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

        Risks Associated with Futures and Futures Options.    There are several risks associated with the use of futures contracts and futures options, including when used as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

10

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Forward Foreign Currency Exchange Contracts.    A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they would tend to limit any potential gain which might result should the value of such currencies increase.

        By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in investments denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful.

        The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by Analytic. The Fund may also enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may also use related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

        Unlike futures contracts, forward contracts:

  (i)
  do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

11

  (ii)
  are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded only on exchanges regulated by the Commodity Futures Trading Commission;

  (iii)
  do not require an initial margin deposit; and

  (iv)
  may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

        Certain Consequences of Hedging.    Under applicable tax law, the Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986 (the "Code"). These activities and the tax treatment thereof could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains, ordinary income or return of capital. See "Tax Matters."

        Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Traded on Foreign Exchanges.    Options contracts, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

        Swap Agreements.    The Fund may enter into a variety of swap agreements with respect to currencies, individual securities, indexes of securities, interest rates and other assets or measures of risk or return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return, for example, on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

        Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or "cap"; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or "floor"; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

        The Fund may also write (sell) and purchase put and call options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to

12

enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

        Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

        Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on Analytic's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the referenced asset, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

        Equity Swaps.    In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

        Currency Swaps.    A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, may negatively affect currency swaps.

        The swaps market is a relatively new market and is largely unregulated. The Fund's ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

        A swap agreement may be considered a form of leverage, and could magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund will generally cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it may

13

cover its obligations by segregating liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it may segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

        Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA.

When-Issued, Delayed Delivery and Forward Commitment Transactions

        The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund generally intends to segregate until the settlement date assets determined to be liquid by Analytic in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

        The Fund may use when-issued, delayed-delivery and forward delivery transactions in an attempt to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

        When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when delivery takes place also may be higher than those obtained in the transaction. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

        When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

14

Foreign (Non-U.S.) Investments

        The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest in sovereign debt (discussed below) and invest without limit in American Depositary Receipts ("ADRs") and other securities of foreign issuers traded on U.S. securities markets. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities.

        Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards; generally higher brokerage costs, commission rates on foreign portfolio transactions, custodial expenses and other fees; the possibility of nationalization or expropriation of assets or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. In addition, foreign securities, dividends, interest payable and income received on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities may be less liquid and often trade with less frequency and volume than U.S. securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Also, there may be less information publicly available about a foreign issuer than about a U.S. issuer.

        Political or financial instability and diplomatic developments could affect the value of investments in securities issued by companies in those countries. Other risks include currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain countries; the fact that companies in foreign countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of foreign countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Also, any change in the leadership or politics of foreign countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

        Sovereign Debt.    The Fund may invest in sovereign debt issued by foreign developed governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in

15

sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

        Foreign Currencies.    To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to certain related risks and expenses. Investments denominated in foreign currency will be subject to adverse changes in the value of the foreign currency against the U.S. dollar. Additionally, it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their respective exchange rates; government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; and there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Although the Fund may engage in various currency hedging transactions described under "Other Derivatives Instruments" to address these risks, the Fund has no obligation to do so and there is no guarantee that, if used, any such hedging strategy will be successful.

Investment Grade Debt Securities

        The Fund may invest a portion of its assets in investment grade debt instruments of varying maturities. Investment grade securities are those rated, at the time of investment, Baa or above by Moody's or BBB or above by S&P, or securities that are unrated but judged to be of comparable quality by Analytic. See Appendix C for a description of the ratings assigned by Moody's and S&P. The debt securities in which the Fund may invest include bonds, commercial paper and other debt securities of U.S. corporate and other issuers, U.S. Government securities, municipal securities, bank certificates of deposit and fixed time deposits and bankers' acceptances. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Analytic downgrades its assessment of the credit characteristics of a particular issue.

        Corporate Bonds.    The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. corporations, domestic banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate

16

of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

        The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

        Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of investment grade quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which Analytic has made a credit quality assessment. See Appendix C for a description of the ratings assigned by Moody's and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        Bank Obligations.    Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Fixed time deposits may be non-negotiable, and there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

        Demand Instruments.    Demand instruments involve either a conditional or unconditional demand feature, which permits the holder of the instrument to demand payment of the principal amount of the instrument. Demand instruments may involve variable amount master demand notes.

U.S. Government Securities

        U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. government sponsored enterprises such as Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. government and include increase credit risks.

        U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "—Zero-Coupon Bonds" below. Custodial receipts

17

issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs as described below under "Zero-Coupon Bonds") are direct obligations of the U.S. government.

        While some U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other debt securities. The U.S. government does not guarantee the net asset value or market value of the Fund's shares.

Zero-Coupon Bonds

        Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These instruments are typically issued and traded at a deep discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds generally are more volatile than the market prices of similar debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

        These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

        The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

        In order to satisfy a requirement for qualification as a "regulated investment company" under the Code an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

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Other Investment Companies

        The Fund may invest in securities of other open- or closed-end investment companies, including exchange-trade funds ("ETFs") to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act").

        The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive securities available in the market, or when Analytic believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Analytic or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission.

        As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Holders of the Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Analytic will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the section of the Prospectus entitled "Risks—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Repurchase Agreements

        For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Analytic will monitor the creditworthiness of the counter parties.

Reverse Repurchase Agreements and Dollar Rolls

        The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the Agreement. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. These transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

        Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a

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specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

        Reverse repurchase agreements and dollar rolls may involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

        The Fund may (but is not required to) segregate assets determined to be liquid by Analytic in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements and dollar rolls. To the extent that positions in reverse repurchase agreements and dollar rolls are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

        The Fund also may effect simultaneous purchase and sale transactions that are known as "sale buybacks." A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

Lending of Portfolio Securities

        Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Analytic to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements generally requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. Such amounts will not be eligible to be treated as qualified dividend income. See "Tax Matters." The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. government securities.

        By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or

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obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

        Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

        The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

Real Estate Investment Trusts ("REITs")

        REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

        Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

        REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

        REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Illiquid Securities

        The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the

21

securities. Illiquid securities are considered to include, among other things, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that Analytic has determined to be liquid under procedures approved by the Board of Trustees).

        Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Rule 144A Securities

        The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act of 1933. Rule 144A Securities may be deemed illiquid and thus subject to the Fund's limit on illiquid securities, although Analytic may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Leverage and Borrowings

        Proceeds from the Fund's use of short sales will often be used to purchase long equity positions, which may result in a form of financial leverage. The Fund may also enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund's total assets (including the proceeds of the leverage) at the time utilized. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful.

        Because the fees received by the Investment Adviser and the Investment Sub-Adviser are based on the total managed assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Investment Adviser and the Investment Sub-Adviser have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Investment Adviser and the Investment Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

        If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any preferred shares, borrowings or other forms of leverage utilized by the Fund.

        Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of short sales, reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent

22

that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

        The Fund may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's securities.

        As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding preferred shares issued by the Fund, with no deduction for the liquidation preference of such preferred shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of any preferred shares from "net assets," so long as the preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, any preferred shares issued by the Fund will be treated as stock (rather than indebtedness).

Portfolio Trading and Turnover Rate

        Active portfolio trading may be undertaken to accomplish the investment objectives of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Analytic believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

        A change in the securities held by the Fund is known as "portfolio turnover." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund, and, to the extent options written (sold) by the Fund are exercised or covered the Fund's portfolio turnover rate will increase. For instance, the Fund's portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or to realize additional gains to be distributed to shareholders if the Option strategy is unsuccessful. The Fund's expected use of short sales may also increase its portfolio turnover rate. There is no stated limit on the Fund's portfolio turnover rate. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities generally involves the payment of brokerage commissions. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of

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the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Participation on Creditors Committees

        The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Investment Adviser or Analytic believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

        Upon recommendation of Analytic, for temporary defensive purposes, the Fund may deviate from its investment objectives and policies and invest some or all of its total assets in high quality, short-term debt securities, cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

INVESTMENT RESTRICTIONS

Fundamental Policies

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:

(1)
Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)
Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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(6)
Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

        Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of the borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of the principal amount of its borrowing.

        Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if the person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors' and qualifying shares.

        For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

        Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Analytic to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until Analytic determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, Analytic will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

        Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

        The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

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        To the extent the Fund covers its commitment under a reverse repurchase agreement, derivative instrument or other borrowing instrument by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or by owning other positions covering its obligations, the instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

        The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions of the 1940 Act under an exemptive order of the SEC.

MANAGEMENT OF THE FUND

Investment Advisory Agreement

        Claymore Advisors, LLC serves as the Investment Adviser to the Fund pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). The Investment Advisory Agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on July 18, 2005, including by a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party. Pursuant to the Investment Advisory Agreement, the Investment Adviser will receive an annual fee from the Fund, calculated and paid monthly, in arrears, in an amount equal to 1.00% of the Fund's average daily total managed assets. "Total managed assets" means (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any additional total assets of the Fund attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls or the issuance of debt securities (together "external borrowings"), without deducting liabilities representing external borrowings.

        The Investment Advisory Agreement was approved by the sole common shareholder of the Fund on            , 2005. The Investment Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Fund at the time outstanding and entitled to vote and (2) by the vote of a majority of the trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' notice (which notice may be waived by the Investment Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days' written notice (which notice may be waived by the Fund). The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

        The Investment Advisory Agreement also provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties under the Agreement. The Agreement further provides that the Fund may, but shall not be required to, make advance payments to the Investment Adviser in connection with the expenses of the Investment Adviser in defending any action with respect

26

to which damages or equitable relief might be sought against the Investment Adviser for such liabilities subject to certain limitations and conditions.

Investment Sub-Advisory Agreement

        Analytic serves as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") among Analytic, Claymore and the Fund. The Investment Sub-Advisory Agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on July 18, 2005, including a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party. Under the Investment Sub-Advisory Agreement, the Investment Adviser (and not the Fund) has agreed to pay Analytic an annual fee, calculated and paid monthly, in arrears, in an amount equal to 0.50% of the Fund's average daily total managed assets for the services and facilities Analytic provides.

        The Investment Sub-Advisory Agreement was approved by the sole common shareholder of the Fund on            , 2005. The Investment Sub-Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Fund at the time outstanding and entitled to vote and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement may be terminated by (i) the Fund or the Investment Adviser at any time, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days' notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Fund or the Investment Adviser shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (ii) by the Investment Sub-Adviser on 60 days' written notice (which notice may be waived by the Fund and the Investment Adviser). The Investment Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). Pursuant to an agreement between the Investment Adviser and the Investment Sub-Adviser, in the event that the Investment Sub-Adviser is terminated for any reason, other than for fraud, gross negligence or breach of its fiduciary duties, the Investment Adviser (and not the Fund) will pay to the Investment Sub-Adviser a lump sum payment equal to the greater of (i) .50% of the Fund's net assets on the date of termination and (ii) .50% of the average daily total managed assets of the Fund for the twelve months immediately preceding the month of termination.

        The Investment Sub-Advisory Agreement also provides that the Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Sub-Adviser, the Investment Adviser or by the Fund (including, without limitation, by reason of the purchase, sale or retention of any investments for the Trust) in connection with the performance of the Investment Sub-Adviser's obligations under the Investment Sub-Advisory Agreement, except a loss resulting from the Investment Sub-Adviser's breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Sub-Adviser in the performance of its duties or from reckless disregard by it of its duties under the Agreement. The Agreement further provides that the Fund may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief

27

might be sought against the Investment Sub-Adviser for such liabilities subject to certain limitations and conditions.

        Although the Investment Adviser and the Investment Sub-Adviser intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their duties to the Fund, the services of the Investment Adviser and the Investment Sub-Adviser are not exclusive, and the Investment Adviser and Investment Sub-Adviser each provide similar services to other clients and may engage in other activities.

Board Consideration of Investment Advisory Agreement and Investment Sub-Advisory Agreement

        The Board of Trustees of the Fund, in approving the selection of the Investment Adviser and the Investment Sub-Adviser and in approving the Investment Advisory Agreement between the Fund and the Investment Adviser and the Investment Sub-Advisory Agreement among the Fund, the Investment Adviser and the Investment Sub-Adviser (collectively, the "Agreements"), considered and concluded the following:

Factors Considered

        In considering the Agreements, the Board of Trustees, including the non-interested Trustees, did not identify any factor as all-important or all-controlling and instead considered many factors collectively in light of all of the Fund's surrounding circumstances, including the following: (i) the investment objectives and policies of the Fund, (ii) the team of investment advisory personnel at the Investment Sub-Adviser who will be primarily responsible for the day-to-day management of the Fund, one of whom was present at the meeting at which the Agreements were considered, (iii) the nature and quality of the services to be provided to the Fund by the Investment Adviser and the Investment Sub-Adviser, (iv) the Fund's proposed fee and estimated expense data as compared to peer groups of open-end and closed-end funds with similar or related investment strategies as the Fund, as well as similar institutional accounts managed by the Investment Sub-Adviser, (v) the investment performance of the Investment Sub-Adviser with respect to a similar open-end fund and other accounts, (vi) a pro forma profitability analysis of the Investment Sub-Adviser with respect to the Fund based on certain assumed levels of total managed assets and (vi) the direct and indirect benefits to the Investment Adviser and the Investment Sub-Adviser from their relationships with the Fund.

        During its deliberations, the Board of Trustees focused, in part, on the experience, resources and strengths of (i) the Investment Sub-Adviser in managing investment companies and other accounts with investment strategies similar to those of the Fund and (ii) the Investment Adviser in supervising the investment activities of certain other closed-end funds and providing or overseeing various administrative and shareholder support services to closed-end funds. The Board of Trustees discussed with representatives of the Investment Sub-Adviser the investment policies of the Fund and the means by which they intend to pursue those policies, how those means may differ from the means employed with respect to other funds and accounts managed by the Investment Sub-Adviser, and the Investment Sub-Adviser's policies and procedures in respect of execution of portfolio transactions. The Board of Trustees also discussed the compliance and administrative staff at the Investment Adviser and assured themselves that the services provided by such staff would be made available to the Fund. They also considered the compliance policies and procedures of the Investment Adviser and the Investment Sub-Adviser.

        The Board of Trustees also reviewed the Fund's investment advisory fee rate, investment sub-advisory fee rate, and estimated total expense ratio as compared to those of open-end and closed-end funds, as well as separate accounts of the Investment Sub-Adviser, with similar or related investment objectives and strategies (such information was provided by the Investment Adviser or the

28

Investment Sub-Adviser). The Board of Trustees also considered whether the Fund's proposed advisory fee structure presented opportunities for economies of scale.

        The non-interested Trustees were represented by independent counsel who assisted them in their deliberations. Although the Board of Trustees was made aware of certain arrangements to be entered into between the Investment Adviser and/or the Investment Sub-Adviser and certain third parties in connection with the on-going operation of the Fund (including anticipated fees to be paid to such third parties), the Board of Trustees was informed by independent counsel to the non-interested Trustees that it was not to consider any such fees being paid by the Investment Adviser and/or the Investment Sub-Adviser to third parties when considering the reasonableness of each of the investment advisory fee and sub-advisory fee proposed to be paid to the Investment Adviser and the Investment Sub-Adviser, respectively, by the Fund and the Investment Adviser in connection with the services the Investment Adviser and the Investment Sub-Adviser will provide to the Fund.

Conclusions

        Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board of Trustees, including a majority of the non-interested Trustees, concluded that:

        — it was satisfied with the nature, extent and quality of the services to be provided by each of the Investment Adviser and the Investment Sub-Adviser to the Fund;

        — there did not appear at this time to be any significant economies of scale to be shared between the Fund and the Investment Sub-Adviser or the Investment Adviser;

        — in light of the anticipated costs of providing investment sub-advisory and investment advisory services to the Fund, and other ancillary benefits that the Investment Sub-Adviser and the Investment Adviser were projected to receive with regard to providing investment sub-advisory, investment advisory and other services to the Fund were reasonable; and

        — each of the investment advisory fee rate and investment sub-advisory fee rate was reasonable in relation to such services, giving due regard to the sophisticated and multi-dimensional nature of the investment strategies to be employed on behalf of the Fund.

Trustees and Officers

        The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws (the "Bylaws") and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

        The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The first table shows information for Trustees who are not treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund ("Independent Trustees") and the second table shows information for Trustees who are treated as interested persons of the Fund ("Interested Trustees"). Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

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Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Randall Barnes c/o Old Mutual/Claymore Long-Short Fund 2455 Corporate West Drive Lisle, IL 60532 Age: 54	Trustee	Three years(1)(2)	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	4	Trustee, Madison /Claymore Covered Call Fund, Fiduciary/Claymore MLP Opportunity Fund and Fiduciary/Claymore Dynamic Equity Fund
Steven Cosler c/o Old Mutual/Claymore Long-Short Fund 2455 Corporate West Drive Lisle, IL 60532 Age: 50	Trustee	Three years(1)(2)	President, Chief Executive Officer and Director of Priority Healthcare Corporation (2002-present). Formerly, President and Chief Operating Officer of Priority Healthcare Corporation (2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority Healthcare Corporation (2000-2001).	1	Trustee, Madison/Claymore Covered Call Fund
Robert Hamje c/o Old Mutual/Claymore Long-Short Fund 2455 Corporate West Drive Lisle, IL 60532 Age:	Trustee	Three years(1)(2)	Formerly, Advisor to the Cleveland Foundation Investment Committee. Formerly, President and Chief Investment Officer of TRW Investment Management Company (1990-2003).	2	Trustee, Old Mutual Advisor Mutual Funds and TS&W/Claymore Tax-Advantaged Balanced Fund.
L. Kent Moore c/o Old Mutual/Claymore Long-Short Fund 2455 Corporate West Drive Lisle, IL 60532 Age: 49	Trustee	Three years(1)(2)	Managing Director High Sierra Energy L.P., 2004-Present. Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, Old Mutual Advisor Mutual Funds; Trustee and TS&W/Claymore Tax-Advantaged Balanced Fund.
Ronald A. Nyberg c/o Old Mutual/Claymore Long-Short Fund 2455 Corporate West Drive Lisle, IL 60532 Age: 51	Trustee	Three years(1)(2)	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in Corporate Law, Estate Planning and Business Transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999). Former associate of Querrey & Harrow (law firm) (1978-1982).	11
					Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago; Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2; Dreman/Claymore Dividend and Income Fund; TS&W/Claymore Tax-Advantaged Balanced Fund; Madison/Claymore Covered Call Fund; Advent Claymore Convertible Securities and Income Fund; Advent/Claymore Enhanced Growth & Income Fund, Fiduciary/Claymore Dynamic Equity Fund and Fiduciary/Claymore MLP Opportunity Fund.
Ronald E. Toupin, Jr. c/o Old Mutual/Claymore Long-Short Fund 2455 Corporate West Drive Lisle, IL 60532 Age: 46	Trustee	Three years(1)(2)	Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999).	9
					Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2; Dreman/ Claymore Dividend and Income Fund; TS&W/Claymore Tax-Advantaged Balanced Fund; and Madison/Claymore Covered Call Fund; Fiduciary/Claymore Dynamic Equity Fund; and Fiduciary/Claymore MLP Opportunity Fund.

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Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Matthew J. Appelstein 200 Clarendon Street, 53rd Floor Boston, MA 02116 Age: 44	Trustee	Three years(1)(2)	CPA, CFA, Director of Investment Services (2003-present), Old Mutual Asset Management, Inc. Formerly, Senior Vice President of Consulting Relationships, Director of Investment Services (1990-2003), Fidelity Management and Trust Company.	2	TS&W/Claymore Tax-Advantaged Balanced Fund
Nicholas Dalmaso 2455 Corporate West Drive Lisle, Illinois 60532 Age: 40	Trustee	Three years(1)(2)	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. from 2001-present. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (asset manager) (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	11
					Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund; Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2; TS&W/Claymore Tax-Advantaged Balanced Fund; Madison/ Claymore Covered Call Fund; Advent/Claymore Convertible Securities and Income Fund; Advent/Claymore Enhanced Growth & Income Fund, Fiduciary/Claymore Dynamic Equity Fund and Fiduciary/Claymore MLP Opportunity Fund.

(1)
After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

        — Messrs. Appelstein and Barnes, as Class I trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders.

        — Messrs. Cosler, Dalmaso and Hamje, as Class II trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

        — Messrs. Moore, Nyberg and Toupin, as Class III trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

(2)
Each Trustee has served in such capacity since the Fund's inception in 2005.

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        In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any preferred shares are issued by the Fund and outstanding, in which event holders of such preferred shares ("Preferred Shareholders"), voting as a separate class, will elect two Trustees and the remaining Trustees (i.e., at any meeting at which such trustees are standing for election in accordance with the staggered board structure) shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Any Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances. The Fund has no current intention to issue preferred shares.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Nicholas Dalmaso Age: 40	President, Chief Executive Officer, and Chief Compliance Officer	Since April 2005	See above.
Steven M. Hill Age: 40	Treasurer and Principal Financial and Accounting Officer	Since April 2005
Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005 to present); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).
Heidemarie Gregoriev Age: 32	Secretary	Since April 2005
Vice President and Assistant General Counsel, Claymore Advisors, LLC and Claymore Securities, Inc. (since 2004). Previously, Legal Counsel for Henderson Global Investors (North America) Inc. (2001-2004) and Assistant Secretary (2001-2004) and Chief Legal Officer (2003-2004) for Henderson Global Funds; Associate, Gardner, Carton & Douglas (1997-2001).

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James Howley Age: 33	Assistant Treasurer	Since April 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.
Richard C. Sarhaddi Age: 31	Assistant Secretary	Since April 2005
Assistant Vice President & Attorney, Claymore Advisors, LLC and Claymore Securities, Inc. and Assistant Secretary of all closed-end investment companies in the Claymore Advisors, LLC fund complex (2004-present). Previously, Editor, CCH Incorporated (2003-2004).

        Prior to the initial public offering of the Common Shares, all of the outstanding shares of the Fund were owned by Claymore Securities, Inc.

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        For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund
Matthew J. Appelstein	See above.
Nicholas Dalmaso	See above.
Steven M. Hill	See above.
Heidemarie Gregoriev	See above.
James Howley	See above.
Richard C. Sarhaddi	See above.

Committees of the Board of Trustees

        The Board of Trustees of the Fund currently has two committees: a Nominating and Governance Committee and an Audit Committee.

  Nominating and Governance Committee

        The Nominating and Governance Committee is responsible for: (1) evaluating and recommending qualified candidates to the Board in the event that a position is vacated or created; (2) reviewing policy matters affecting the operation of the Board and Board committees and to make recommendations regarding such matters; and (3) periodically evaluating the effectiveness of the Board and Board Committees and making recommendations regarding such effectiveness. The Nominating and Governance Committee reviews and considers nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in proper form in writing to the Fund, c/o Heidemarie Gregoriev, Secretary, at the address of the principal executive offices of the Fund. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Barnes, Cosler, Hamje, Moore, Nyberg and Toupin, each of whom is an Independent Trustee, serve on this committee. Mr. Nyberg serves as Chairman of the committee.

  Audit Committee

        The Fund has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent auditors. The Audit Committee took certain actions on July 18, 2005, including, among other things, appointing and approving the independent auditors of the Fund and pre-approving certain audit and permitted non-audit services to be provided by the independent auditors. Messrs. Barnes, Cosler, Hamje, Moore, Nyberg and Toupin, each of whom is an Independent Trustee, serve on this committee. Mr. Toupin serves as Chairman of the committee.

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Securities Ownership

        For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2004:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Matthew J. Appelstein	None	None
Randall Barnes	None	None
Steven Cosler	None	None
Nicholas Dalmaso	None	None
Robert Hamje	None	None
L. Kent Moore	None	None
Ronald A. Nyberg	None	None
Ronald E. Toupin, Jr.	None	None

        For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2004:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Randall Barnes	None	n/a	n/a	n/a	n/a
Steven Cosler	None	n/a	n/a	n/a	n/a
Robert Hamje	None	n/a	n/a	n/a	n/a
L. Kent Moore	None	n/a	n/a	n/a	n/a
Ronald A. Nyberg	None	n/a	n/a	n/a	n/a
Ronald E. Toupin, Jr.	None	n/a	n/a	n/a	n/a

        As of                        , 2005, to the knowledge of the Fund, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

        As of            , 2005, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.

Shareholder	Number of Common Shares	Percentage of the Fund's outstanding shares as of , 2005
Claymore Securities, Inc. 2455 Corporate West Drive Lisle, Illinois 60532	5,240	100%

Compensation

        Each Independent Trustee receives an annual fee of $15,000, plus $1,000 for each meeting of the Board of Trustees and $500 for any meeting a committee thereof attended by such Independent Trustee. Each trustee is entitled to reimbursement for all travel and out-of-pocket expenses of such

35

trustee incurred in connection with attending each meeting of the Board of Trustees and any committee thereof. The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. Mr. Toupin, as Chairman of the Audit Committee, receives an additional $1,500 per year for serving in such office. Mr. Nyberg, as Chairman of the Nominating and Governance Committee, receives an additional $1,500 per year for serving in such office. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund's initial fiscal year ending December 31, 2005, assuming the Fund had been in existence for the entire such fiscal year. For the calendar year ended December 31, 2004, the Independent Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." The Fund Complex includes the following funds: Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Dreman/Claymore Dividend & Income Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Flaherty & Crumrine/Claymore Total Return Fund, Madison/Claymore Covered Call Fund, MBIA/Claymore Managed Duration Investment Grade Municipal Fund, TS&W Claymore Tax-Advantaged Balanced Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 and the Fund.

Name of Trustee	Estimated Compensation from the Fund for the Fiscal Year Ending December 31, 2005	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2004*
Randall Barnes	$21,000	$84,000
Steven Cosler	$21,000	$21,000
Robert Hamje	$21,000	$21,000
L. Kent Moore	$21,000	$21,000
Ronald A. Nyberg	$22,500	$214,500
Ronald E. Toupin, Jr.	$22,500	$173,500

*
States the total compensation anticipated to be earned by such person during the Fund's calendar year ending December 31, 2005 from the Fund, assuming the Fund had been in existence for the entire calendar year preceding such date. As of December 31, 2004, there were no other funds in the Fund Complex.

        Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Fund and other funds sharing the obligation of Trustee compensation.

        The Fund has no employees. Its Interested Trustees and officers are compensated by the Investment Adviser, the Investment Sub-Adviser and/or their affiliates.

Codes of Ethics

        The Fund, the Investment Adviser and the Investment Sub-Adviser have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Investment Adviser or the Investment Sub-Adviser, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Investment Adviser or the Investment Sub-Adviser, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be

36

purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Investment Adviser and the Investment Sub-Adviser have each developed procedures for administration of their respective codes. You may review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. You may obtain information is available on the EDGAR Database on the Security and Exchange Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

        Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, serves as the Investment Adviser to the Fund. The Investment Adviser is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Investment Advisory Agreement between the Investment Adviser and the Fund, subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund. The Investment Adviser also oversees the activities of the Fund's Investment Sub-Adviser on behalf of the Fund, and manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net value of the Fund, shareholder accounting expenses and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Adviser. Claymore Securities, Inc., an affiliate of the Investment Adviser, is an underwriter in the initial offering of the Fund's shares and acts as servicing agent to various investment companies. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for investment advisors and their valued clients.

        Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment advisory fee paid to the Investment Adviser, all expenses not assumed by the Investment Adviser, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Investment Adviser, Analytic or the Fund, interest charges, taxes, brokerage commissions, exchange listing fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for nonrecurring expenses that arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

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Investment Sub-Adviser

        The Investment Adviser has retained Analytic to serve as the Fund's Investment Sub-Adviser. The Investment Sub-Adviser has responsibility for the day-to-day management of the Fund's portfolio and has full investment discretion and makes all determinations with respect to the investment of the Fund's assets. The Investment Sub-Adviser is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. The Investment Sub-Adviser was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The Investment Sub-Adviser serves mutual funds, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. The Investment Sub-Adviser had approximately $6.8 billion in assets under management as of March 31, 2005. The Investment Sub-Adviser is wholly owned by Old Mutual (US) Holdings Inc., which uses the marketing name Old Mutual Asset Management ("Old Mutual Asset Management"). Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $270 billion in assets under management as of December 31, 2004. Old Mutual plc is among the Global Fortune 400.

Portfolio Managers

        The following summarizes the structure of and methods used to determine the compensation of each individual (as listed in the Prospectus), each of whom is employed by the Investment Sub-Adviser, that shares primary responsibility for the day-to-day portfolio management of the Fund (the "Analytic Portfolio Managers"):

        Compensation.    Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm; the overall success of the department or team; and an individual's contribution to the team. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and its clients.

        The base salaries of the Analytic Portfolio Managers are typically reviewed on an annual basis, determined by each portfolio manager's date of employment. Discretionary bonuses are determined annually, based upon an analysis of information from the prior calendar year.

        Conflicts of Interest.    Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the

38

Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

        Certain of the Managed Accounts Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic's investment personnel and therefore have access to full information about Analytic's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

        In order to minimize these potential conflicts of interest, Analytic has adopted various procedures and safeguards. For example, except for short sales done to take advantage of short-term volatility, Analytic will not sell a security short that another Managed Account owns until (1) it discloses to the relevant portfolio managers its intention to short and the reasons for selling short and (2) allows the portfolio managers a reasonable time to make an investment decision to hold or sell that security.

        Other accounts managed.    The following summarizes information regarding each of the other accounts managed by the Analytic Portfolio Managers as of June 30, 2005:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Name	# of Accounts	Total Assets	# of Accounts		Total Assets	# of Accounts		Total Assets
Scott Barker	2	$293.5 million	0		0	3	*	$4,189.6 million
Dennis Bein	10	$1,249.7million	17	**	$1,007.5 million	20	***	$794.1 million
Harindra de Silva	10	$1,278.9 million	19	****	$1,062.9 million	22	***	$928.2 million
Greg McMurran	2	$293.5 million	2		$102.3 million	10	*	$4,444.7 million
Robert Murdock	1	$260.4 million	3	*****	$102.3 million	7		$255.1 million
Steven Sapra	9	$1,244.4 million	12	******	$807.1 million	20	***	$794.1 million
*
Includes one account with assets under management of $4,155.8 million that is subject to a performance-based advisory fee.

**
Includes 12 accounts with aggregated assets under management of $481.9 million that are subject to a performance-based advisory fee.

***
Includes six accounts with aggregated assets under management of $265.2 million that are subject a performance-based advisory fee.

****
Includes 13 accounts with aggregated assets under management of $493.1 million that are subject to a performance-based advisory fee.

*****
Includes one account with assets under management of $11.2 million that is subject to a performance-based advisory fee.

******
Includes eight accounts with aggregated assets under management of $303.4 million that are subject to a performance-based advisory fee.

        Securities ownership.    The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Analytic Portfolio Managers as of June 30, 2005:

39

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Scott Barker	None.
Dennis Bein	None.
Harindra de Silva	None.
Greg McMurran	None.
Robert Murdock	None.
Steven Sapra	None.

Proxy Voting

        The Fund's Board of Trustees has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Analytic. Analytic will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

        The Fund is required to disclose annually its complete proxy voting record on Form N-PX. Once filed, the Fund's Form N-PX will be available without charge, upon request by calling (866)-777-7818. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

PORTFOLIO TRANSACTIONS

        Subject to the supervision of the Board of Trustees and the Investment Adviser, decisions to buy and sell securities for the Fund and brokerage commission rates are made by the Investment Sub-Adviser. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

        Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits Analytic, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In selecting a broker to execute each particular transaction, the Investment Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Investment Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Investment Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or a series of transactions between such broker and the Fund or the Investment Sub-Adviser. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

40

(3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Examples of research-oriented services for which the Investment Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Research and investment information may be provided by these and other brokers at no cost to the Investment Sub-Adviser and is available for the benefit of other accounts advised by the Investment Sub-Adviser and its affiliates, and not all of the information will be used in connection with the Fund.

41

        While this information may be useful in varying degrees and may tend to reduce the Investment Sub-Adviser's expenses, it is not possible to estimate its value and in the opinion of the Investment Sub-Adviser it does not reduce the Investment Sub-Adviser's expenses in a determinable amount. The extent to which the Investment Sub-Adviser makes use of statistical, research and other services furnished by brokers is considered by the Investment Sub-Adviser in the allocation of brokerage business but there is not a formula by which such business is allocated.

        The Investment Sub-Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Sub-Adviser may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), and subject to seeking best price and execution, the Investment Sub-Adviser may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

        One or more of the other funds which the Investment Advisor or Investment Sub-Adviser manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Sub-Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.

        The Fund does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, Analytic may select a broker based upon brokerage or research services provided to Analytic. Analytic may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

        In some cases Analytic may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, Analytic makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while Analytic will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Analytic faces a potential conflict of interest, but Analytic believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide Analytic with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

DISTRIBUTIONS

        As discussed in the Prospectus, commencing with the Fund's first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and

42

projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) capital gains (short-term and long-term) from net option premiums, futures contracts, foreign currency forward contracts (if the Fund elects to treat such gains or losses as capital gains or losses), closing out of short positions and the sale of portfolio securities and (ii) income from dividends received by the Fund that are paid on the common stocks and other equity securities held in the Fund's portfolio and earnings from foreign currency forward contracts (unless the Fund elects to treat such contracts as giving rise to capital gain). Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above. The net investment income of the Fund consists of all income (other than capital gains) less all expenses of the Fund.

        The Fund's quarterly distributions will be made from the Fund's net investment income and net short-term gains from (i) net premiums from certain options and certain foreign currency forward contracts, (ii) a portion of the net premium from other options and futures contracts, (iii) the closing of short positions, and (iv) and the sale of portfolio securities. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund's distributions made in a year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the taxable year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares.

        As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's distributions may be comprised of capital gains from the sale of equity securities held in the Fund's portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "Tax Matters."

        Your initial distribution is expected to be declared approximately 90 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

43

        The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. Prior to the Fund's organization, other closed-end investment companies advised by the Investment Adviser applied for exemptive relief from the Securities and Exchange Commission to permit these investment companies to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. If granted, this exemptive relief would apply to the Fund. However, the staff of the Securities and Exchange Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the likelihood of variability in distributions (and their tax attributes) as discussed above.

        If the Fund were to issue preferred shares, while any such preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the preferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

DESCRIPTION OF SHARES

Common Shares

        The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.01 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

        The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

        Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and offering expenses by the Fund. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset

44

value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Prospectus under "Leverage and Borrowings" and "Description of Shares—Common Shares."

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
DECLARATION OF TRUST

Shareholder Liability

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

        As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

        The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or any preferred shareholders of the Fund, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

        Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon is required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof), excluding sales of securities of the Fund or such series or class in connection with a public offering and issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of

45

$1,000,000 or more, except for transactions effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

        Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

        In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). A vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) is required for distributions to the Fund's shareholders (in one or a series of distributions) during any twelve-month period of any property (in cash, shares or otherwise) with an aggregate fair market value in excess of 110% of the income and gains (accrued or realized) of the Fund during such twelve-month period.

        In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

        The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws. As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

        A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months), (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board or (iii) prior to the first sale of shares pursuant to an initial registered public offering, serves as a Trustee.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

        The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be

46

liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REPURCHASE OF COMMON SHARES;
CONVERSION TO OPEN-END FUND

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend payments by the Fund's portfolio holdings, the timing and success of the Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), liquidity, call protection, market supply and demand, portfolio credit quality and similar factors relating to the Fund's portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than NAV.

        In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Investment Sub-Adviser, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund may consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from NAV that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

        There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares. Although the Board of Trustees believes that repurchases or tender offers generally may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Investment Sub-Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

        Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of

47

Trustees would have to comply with the 1934 Act, as amended, and the 1940 Act and the rules and regulations thereunder. Any purchase by the Fund of its Common Shares at a time when any preferred shares issued by the Fund are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks—Leverage Risk."

        The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on any preferred shares issued by the Fund and general market and economic conditions.

        The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a "majority of the outstanding" preferred shares voting as a separate class, in order to authorize a conversion.

        If the Fund converted to an open-end company, it would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

48

        The repurchase by the Fund of its Common Shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's Common Shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchase or tender offers at or below NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

        Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, and the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

        Taxation of the Fund.    The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

  (a)
  derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

  (b)
  distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

  (c)
  diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

        In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly

49

traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

        If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

        The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and may distribute its net capital gain. The Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

        Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

        If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

        Fund Distributions.    For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather

50

than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund's positions in many (but not all) equity index options and futures contracts certain foreign currency forward contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the instruments on October 31 and December 31. Under this system 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made will be taxable as ordinary income. Other call option premiums received by the Fund will generally be recognized upon exercise, lapse or other disposition, and generally will be treated by the Fund as short-term gain or loss, as will gains or losses upon the closing of short positions.

        For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain qualified foreign corporations as "qualified dividend income," provided holding period and other requirements are met by the Fund. The Fund's call writing activities may affect its ability to meet the holding period requirements (see "Options Futures, Forward Contracts and Swap Agreements" below). Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements with respect to the Fund's shares. Fund dividends representing distributions of interest income and net short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the Fund cannot predict what portion of Fund distributions will be derived from qualified dividend income.

        Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

        The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

        Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation

51

(pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

        The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, in the event that the Fund issues preferred shares, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of preferred shares issued by the Fund in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or reduced rates applicable to qualified dividend income will similarly be allocated between and among the two (or more) classes.

        Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but for which the Fund can claim a dividends-paid deduction with respect to such taxable year, are treated as dividends paid during such taxable year for purposes of determining each class's proportionate share of a particular type of income. In the event that the Fund issues preferred shares, the Fund currently intends to treat any such dividends as having been paid in the taxable year of payment for purposes of determining each class's proportionate share of a particular type of income with respect to such taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares issue by the Fund. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to additional tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

        Return of Capital Distributions.    If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any preferred shares issued by the Fund, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of preferred shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

        Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

52

        Options, Futures, Forward Contracts and Swap Agreements.    The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

        The Fund's positions in many (but not all) equity index options and futures contracts, certain foreign currency forward contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options on October 31 and December 31. Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the fund elects otherwise, foreign currency futures contracts) and options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made will be taxable as ordinary income. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and will be treated by the Fund as short-term capital gain or loss, unless the option is actually exercised after the Fund has held (and is recognized for federal tax purposes as having held) the underlying stock for over one year. Likewise, gains or losses from the closing of short positions will be treated as short-term capital gains or losses. Consequently, distributions of gains from such premiums and closing of short positions will generally be taxable to the shareholders as ordinary income.

        Call options that are considered "covered" for federal income tax purposes—that is, options on stocks that the Fund owns and options on indexes and index-like instruments that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund's risk of loss in either position under IRS regulations—and other devices used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the federal income tax straddle rules. Some covered call options that are not deep-in-the-money constitute "qualified covered call options" and may be excepted from the straddle rules. For qualified covered call options, however, the holding period for the offsetting property is calculated without regard to the time when the options are outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" may not satisfy the holding period requirements and therefore may be taxed as ordinary gain. The call options that are covered by shares but do not constitute "qualified covered call options" (as defined in section 1092 of the Code) and other devices employed by the Fund that substantially diminish its risk of loss in offsetting positions in "substantially similar or related property" (also as defined therein) are treated as straddles. The straddle rules require that certain losses be deferred. In addition, the holding period for positions considered part of a straddle will generally not begin until after the offsetting position is no longer outstanding. These rules could therefore affect the amount, timing and character of distributions to shareholders.

        Certain of the Fund's hedging activities (including its transactions in foreign currencies and foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under "—Return of Capital Distributions." If the Fund's

53

book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

        Foreign Currency Transactions.    Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

        From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of any preferred shares issued by the Fund and held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all preferred shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its preferred shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the preferred shares held by a preferred shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming preferred shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

        Original Issue Discount and Payment-in-Kind Securities.    Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

        Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

        If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of

54

portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

        Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

        Foreign Currency Transactions.    Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

        Foreign Taxation.    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. As the Fund many not pass through its foreign taxes to shareholders, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

        Certain Investments in REITs.    The Fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

55

        In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

        Passive Foreign Investment Companies.    Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

        Shares Purchased Through Tax-Qualified Plans.    Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

        Non-U.S. Shareholders.    In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly-designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly-designated distributions (other than distributions to an

56

individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. In addition, as indicated below, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

        Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as certain REITs. Notably, the Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the recent legislation, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

        Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons."

        A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

        Backup Withholding.    The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

        In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

57

        Tax Shelter Reporting Regulations.    Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Share of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        General.    The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

        The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

        The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

        Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

        See Appendix A for additional performance related and comparative and other information.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        The Bank of New York, 101 Barclay, 7 West, New York, New York, 10286, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

        The Bank of New York, Two Hanson Place, Brooklyn, New York 11217, also serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

        The Bank of New York also serves as the administrator for the Fund.

INDEPENDENT AUDITORS

        serves as independent auditors for the Fund. provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

COUNSEL

        Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund in connection with its initial public offering.

58

REGISTRATION STATEMENT

        The Fund has filed a Registration Statement on Form N-2, including any amendments thereto (the "Registration Statement"), relating to the shares of the Fund offered hereby, with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information included in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. You may inspect copies of the Registration Statement without charge at the SEC's principal office in Washington, D.C., and you may obtain copies of all or any part thereof from the SEC upon the payment of certain fees prescribed by the SEC.

59

REPORT OF INDEPENDENT AUDITORS

[[TO BE PROVIDED]]

60

FINANCIAL STATEMENTS

[[TO BE PROVIDED.]]

61

APPENDIX A
PERFORMANCE RELATED AND
COMPARATIVE AND OTHER INFORMATION

        The Fund, the Investment Adviser and the Investment Sub-Adviser may disclose in its statutory prospectus information concerning the performance of Analytic as adviser to clients other than the Fund. The Investment Sub-Adviser also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Investment Adviser or the Investment Sub-Adviser, should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

A-1

APPENDIX B
PROXY VOTING POLICIES
Analytic Investors
Proxy Voting Policy and Procedure

        Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

  Proxy Oversight Committee

        Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

        By letter from the Proxy Coordinator, custodians are instructed to forward all proxy materials directly to the Proxy Service. Any proxy materials inadvertently sent to Analytic Investors are copied for file and then delivered to the Proxy Service. At any time of absence of the Proxy Coordinator, another member of the Proxy Committee will assume responsibilities for all proxy matters. To assure receipt of and compliance with the forwarding request, the Proxy Service receives a signed and dated confirmation of the instruction letter from the custodian. At the instruction of the Proxy Service, custodians transmit proxy information via automated electronic file. If a client instructs Analytic Investors to vote a proxy in a certain way, the Proxy Coordinator will forward the direction to the Proxy Service. If a client would rather retain its right to vote proxies, the Proxy Coordinator will request the custodian to forward all proxy materials directly to the client. The client's special instructions to either direct a proxy vote or retain voting rights will be made to Analytic Investors in writing and retained in its records.

  Proxy Voting Service

        The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. In order to assure that there is no conflict of interest between Analytic Investors and voting in the best interest of clients, all proxy voting will be delegated to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

  Conflicts of Interest

        Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

        At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification of the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy from which the Proxy Service has recused itself, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator. Another member of the Proxy Committee will assume the responsibilities of the Proxy Coordinator in his/her absence.

  Voting Guidelines

        Analytic Investors has reviewed the Proxy Service's voting recommendations and has determined that the policy provides guidance in the best interest of our clients. [Proxy service guidelines to be provided by amendment].

  Proxy Voting Record

        The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote, (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

  Obtaining a Voting Proxy Report

        Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

  Recordkeeping

        Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

  •
  Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

  •
  Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

  •
  Records of votes cast on behalf of clients

  •
  Records of written client requests for voting information

  •
  Records of written responses from Analytic Investors to both written and verbal client requests

  •
  Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

APPENDIX C
DESCRIPTION OF SECURITIES RATINGS

        The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by Analytic to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

        High Quality Debt Securities    are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Analytic.

        Investment Grade Debt Securities    are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Analytic.

        Below Investment Grade, High Yield Securities ("Junk Bonds")    are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

        Following is a description of Moody's and S&P's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

Corporate and Municipal Bond Ratings

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

        Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

        Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

        Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

Issue Credit Rating Definitions

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

        Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

        AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Speculative Grade    Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

        BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is currently highly vulnerable to nonpayment.

        C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        CI: The rating CI is reserved for income bonds on which no interest is being paid.

        D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

        The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

  1.
  Financial Statements:

        Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

  2.
  Exhibits:

a.1	Agreement and Declaration of Trust dated December 3, 2004. (1)
a.2	Amended and Restated Agreement and Declaration of Trust dated April 7, 2005, filed herewith.
a.3	Second Amended and Restated Agreement and Declaration of Trust dated July 18, 2005, filed herewith.
b.1	By-Laws of Registrant dated December 3, 2004. (1)
b.2	Amended and Restated Bylaws of Registrant dated July 18, 2005, filed herewith.
c.	None.
d.1	Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust, filed herewith as part of Exhibit a.3.
d.2	Article 10 (Shareholders' Voting Powers and Meetings) of the Amended and Restated By-Laws of Registrant, filed herewith as part of Exhibit b.2.
d.3	Form of Share Certificate of the Common Shares, filed herewith.
e.	Terms and Conditions of Dividend Reinvestment Plan, filed herewith.
f.	None.
g.	Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC, filed herewith.
g.2	Form of Investment Sub-Advisory Agreement between Claymore Advisors, LLC and Analytic Investors, Inc., filed herewith.
h.1	Form of Purchase Agreement, filed herewith.
h.2	Form of Standard Dealer Agreement, filed herewith.
h.3	Form of Master Agreement among Underwriters, filed herewith.
h.4	Form of Additional Compensation Agreement, field herewith.
i.	None.
j.1	Form of Custodian Agreement between Registrant and Bank of New York dated July , 2005.*
j.2	Form of Foreign Custody Manager Agreement between Registrant and Bank of New York dated July , 2005.*
k.1	Form of Transfer Agency and Service Agreement between Registrant and Bank of New York dated July , 2005.*

k.2	Form of Administrative Services Agreement between Registrant and Bank of New York dated July , 2005.*
k.3	Form of Organizational and Offering Expenses Reimbursement Agreement.*
l.	Opinion and consent of Ropes & Gray LLP.*
m.	None.
n.	Consent of Registrant's Independent Accountants.*
o.	None.
p.	Form of Subscription Agreement between Registrant and Claymore Securities, Inc. dated Auguest , 2005, filed herewith.
q.	None.
r.1	Code of Ethics of Registrant dated July 18, 2005, filed herewith.
r.2	Code of Ethics of Claymore Advisors, LLC and Claymore Securities, Inc. dated as of January, 2005, filed herewith.
r.3	Code of Ethics of Analytic Investors, Inc. dated January 31, 2005, filed herewith.
s.	Power of Attorney for each Trustee, filed herewith.

(1)
Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-121150, filed on December 10, 2004.

*
To be filed by amendment.

Item 26: Marketing Arrangements

        To be filed by amendment.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$	*
National Association of Securities Dealers, Inc. fees		*
Printing and engraving expenses		*
Legal fees		*
New York Stock Exchange listing fees		*
Accounting expenses		*
Transfer Agent fees		*
Marketing fees		*
Miscellaneous expenses		*

Total		*

*
To be completed by amendment. Expenses may be reduced pursuant to an expected contractual arrangement of Claymore Advisors, LLC and Analytic Investors, Inc. to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than the sales load), but including the 0.00667 reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Item 28: Persons Controlled by or under Common Control with Registrant

        Not applicable.

Item 29: Number of Holders of Securities

        At July 15, 2005

Title of Class	Number of Record Holders
Common Shares, par value $0.01	0

Item 30: Indemnification

        Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser

        Descriptions of the business of Claymore Advisors, LLC and Analytic Investors, Inc., the Registrant's investment adviser and investment sub-adviser are set forth under the caption "Investment Adviser" and "Investment Sub-Adviser" under "Management of the Fund" in the Prospectus and under the caption "Investment Adviser" and "Investment Sub-Adviser" in the Statement of Additional Information, both of which form parts of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Claymore Advisors, LLC and Analytic Investors, Inc.

Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, IL 60532

Name	Position with Adviser	Other Connections
David Charles Hooten	CEO	Chief Executive Officer, Claymore Securities, Inc.; Managing Member, Claymore Group, LLC; Director, Claymore Investments, Inc.; Formerly CEO of Princeton Claymore Investment Management LLC
Nicholas Dalmaso	Senior Managing Director and General Counsel
Senior Managing Director and General Counsel, Claymore Securities, Inc.; Managing Member, Claymore Group, LLC; Manager, Ladenburg Thalmann Fund Management LLC; Secretary, Claymore Investments, Inc.; Trustee, Advent Claymore Enhanced Growth & Income Fund, Fiduciary/Claymore MLP Opportunity Fund, Madison/Claymore Covered Call Fund, TS&W/Claymore Tax Advantaged Balanced Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, Dreman/Claymore Dividend & Income Fund. Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, Advent Claymore Convertible Securities and Income Fund; Director, Vice President and Assistant Secretary, Flaherty & Crumrine/Claymore Total Return Fund and F&C/Claymore Preferred Securities Income Fund; and formerly, Vice President, Boyar Value Fund, Inc. and General Counsel, Princeton Claymore Investment Management LLC.
Michael Joseph Rigert	President	President, Claymore Securities, Inc.; formerly, Managing Director, Claymore Securities, Inc.
Anthony James Dileonardi	Senior Managing Director, Distribution	Senior Managing Director, Distribution, Claymore Securities, Inc.; equity owner, Claymore Group, LLC.
Anne Steele Kochevar	Managing Director and CCO
Managing Director and CCO, Claymore Securities, Inc.; shareholder, Claymore Group, LLC; formerly, Managing Director of Compliance and Vice President of Compliance, Claymore Securities, Inc. and Claymore Advisors, LLC.
Brian Stuart Wesbury	Senior Managing Director, Chief Investment Strategist & Chairman of the Investment Committee
Eugene E. Peroni, Jr.	Senior Managing Director	Senior Managing Director, Claymore Securities, Inc.; equity owner, Claymore Group, LLC.

Steven Mark Hill	Senior Managing Director & CFO
Managing Director of Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of the funds in the Fund Complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003);
Charles Glenn Millington	Senior Managing Director CFO & COO
Senior Managing Director, CFO and COO, Claymore Securities, Inc.; equity owner, Claymore Group, LLC; Professor, Lewis University; President, Charles Millington & Assoc., Inc.; formerly, financial consultant, North Star Investment Services.

Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, CA 90071

Name	Position with Adviser	Other Connections
Dr. Roger Glen Clarke	Chairman	President (September 1997—present), Ensign Peak Advisors; Director (January 2000 to present), Bonneville Holding Corporation; Director (September 1996—present), Deseret Trust Company.
Harinda de Silva	Director and President	Director (January 1999—present), Analytic US Market Neutral, Ltd.; Director (November 2000—Present), Analytic US Market Offshore Master, Ltd.; Director (May 2002—present), Analytic US Market Neutral Offshore II, Ltd.; Director (May 2002—present), Analytic US Market Neutral Offshore Master II, Ltd.; Director, Analytic Japanese Equity Market Neutral Offshore Master, Ltd. and Analytic Japanese Equity Market Neutral Offshore, Ltd.
Marie Nastasi Arlt	Director, Treasurer, Vice President, Chief Operating Officer and Corporate Secretary	Director (November 2001—present), Analytic US Market Neutral Offshore, Ltd.; Director (May 2002—present), Analytic US Market Neutral Offshore II, Ltd; Director, Analytic Japanese Equity Market Neutral Offshore Master, Ltd. and Analytic Japanese Equity Market Neutral Offshore, Ltd.

Scott F. Powers	Director	Chief Executive Officer (September 2001—present), Old Mutual US Holdings, Inc.; Chief Executive Officer (September 2001 —present), Old Mutual Asset Managers (US) LLC, 200 Clarendon Street, 53rd Floor, Boston, MA 02116; Executive Vice President of Sales and Marketing and Product Development at Mellon Institutional Asset Management, Chief Operating Officer and head of marketing and client service for The Boston Company Asset Management (1989-1999); Financial Advisor for Dean Witter (1985-1989); Director, Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow Hanley, Mewhinney & Strauss, Inc., Clay Finlay, Inc., Dwight Asset Management Company, eSecLending LLC, Integra Capital Financial Corporation, Integra Capital Management Corporation, Integra Capital Quebec Corporation, Old Mutual Asset Managers (US) LLC, Old Mutual Asset Management Charitable Foundation, Inc., Old Mutual (US) Holdings Inc., Pilgrim Baxter & Associates, Ltd., Provident Investment Counsel, Inc., Rogge Global Partners plc, Thompson, Siegel & Walmsley, Inc., United Investments Co., Ltd. and UAM (Japan) Inc.
Dennis M. Bein	Chief Investment Officer	Formerly, Portfolio Manager, Analytic/TSA Investors, Inc.
Gregory M. McMurran	Chief Investment Officer	Formerly, Chief Investment Officer, Analytic/TSA Investors, Inc.

Item 32: Location of Accounts and Records

        The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Claymore Advisors, LLC 2455 Corporate West Drive, Lisle, IL 60532 and/or Bank of New York, 101 Barclay, 7 West, New York, New York, 10286.

Item 33: Management Services

        Not applicable.

Item 34: Undertakings

        1.     Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        2.     Not applicable.

        3.     Not applicable.

        4.     Not applicable.

        5.     The Registrant undertakes that:

          a.     For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under

  Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

          b.     For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        6.     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Notice

        A copy of the Agreement and Declaration of Trust of Old Mutual / Claymore Long-Short Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer or trustee of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle, and the State of Illinois on the 22nd day of July, 2005.

Old Mutual/Claymore Long-Short Fund
By:	/s/ NICHOLAS DALMASO Nicholas Dalmaso President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

MATTHEW J. APPELSTEIN* Matthew J. Appelstein	Trustee	July 22, 2005
RANDALL BARNES* Randall Barnes	Trustee	July 22, 2005
STEVEN COSLER* Steven Cosler	Trustee	July 22, 2005
/s/ NICHOLAS DALMASO Nicholas Dalmaso	Trustee, President and Chief Executive Officer	July 22, 2005
ROBERT HAMJE* Robert Hamje	Trustee	July 22, 2005
L. KENT MOORE* L. Kent Moore	Trustee	July 22, 2005
RONALD A. NYBERG* Ronald A. Nyberg	Trustee	July 22, 2005
RONALD E. TOUPIN* Ronald E. Toupin	Trustee	July 22, 2005

/s/ STEPHEN M. HILL Stephen M. Hill	Treasurer and Principal Financial and Accounting Officer	July 22, 2005
*By:	/s/ NICHOLAS DALMASO Nicholas Dalmaso Attorney-In-Fact Dated: July 22, 2005

INDEX TO EXHIBITS

Exhibit	Exhibit Name
a.2	Amended and Restated Agreement and Declaration of Trust dated April 7, 2005.
a.3	Second Amended and Restated Agreement and Declaration of Trust dated July 18, 2005.
b.2	Amended and Restated Bylaws of Registrant dated July 18, 2005.
d.3	Form of Share Certificate of the Common Shares.
e.	Terms and Conditions of Dividend Reinvestment Plan.
g.	Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC.
g.2	Form of Investment Sub-Advisory Agreement between Claymore Advisors, LLC and Analytic Investors, Inc.
h.1	Form of Purchase Agreement.
h.2	Form of Standard Dealer Agreement.
h.3	Form of Master Agreement among Underwriters.
h.4	Form of Additional Compensation Agreement.
p.	Subscription Agreement between Registrant and Claymore Securities, Inc. dated August , 2005.
r.1	Code of Ethics of Registrant dated July 18, 2005.
r.2	Code of Ethics of Claymore Advisors, LLC and Claymore Securities, Inc.
r.3	Code of Ethics of Analytic Investors, Inc. dated January 31, 2005.
s.	Power of Attorney for each Trustee.